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          LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS,
          SECURITY AGREEMENT AND FIXTURE FILING


     THIS LEASEHOLD MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as modified and supplemented and in effect from time to time, this "Mortgage") is made as of the 4th day of March, 1997 by MARK NORTHWOOD ASSOCIATES, LIMITED PARTNERSHIP, a Florida limited partnership, having an address at c/o Mark Centers Limited Partnership, 600 Third Avenue, Kingston, Pennsylvania 18704-1679, Attention: Joshua Kane, Telefax Number
(717) 288-1028 (the "Mortgagor"), in favor of NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation having an address at Two World Financial Center, Building B, New York, New York 10281-1195,
Attention: Christopher Tierney, Telefax Number (212) 667-1666 (together with its successors and assigns, the "Mortgagee").


                    W I T N E S E T H:

     WHEREAS, the Mortgagor and the Mortgagee are parties to a Loan Agreement of even date herewith (said Loan Agreement, as modified and supplemented and in effect from time to time, the "Loan Agreement"), which Loan Agreement provides for a loan (the "Loan") in the principal amount of $23,000,000 to be made by the Mortgagee to the Mortgagor. The maturity date of the Loan is March 11, 2022. The Loan is to be evidenced by, and repayable with interest thereon, Default Rate interest, and Late Charges, together with the Yield Maintenance Premium, if any, in accordance with a promissory note executed and delivered to the order of the Mortgagee in the form attached hereto as Exhibit C (such note, as modified and supplemented and in effect from time to time, the "Note");

     WHEREAS, Mortgagor contemplates that Mortgagee's interest in and to, inter alia, the Loan (or a portion thereof), the Note, this Mortgage and the Loan Documents may be assigned by Mortgagee to another Person, including without limitation to a trustee on behalf of security holders in connection with a Securitization;

     WHEREAS, the Mortgagor is the owner of a leasehold interest in certain land (the "Land") located as more particularly described on Exhibit A attached hereto and made a part hereof (such leasehold interest in the Land, the "Leasehold Estate") and all buildings and improvements constructed thereon pursuant to the ground lease more particularly described on Exhibit B attached hereto and made a part hereof (as amended, the "Ground Lease");

     WHEREAS, it is a condition to the obligation of the Mortgagee to extend credit to the Mortgagor pursuant to the Loan Agreement that the Mortgagor execute and deliver this Mortgage;


     NOW, THEREFORE, in consideration of the making of the Loan by the Mortgagee to the Mortgagor and the covenants, agreements, representations and warranties set forth in the Loan Documents, and for the purpose of securing the following (collectively, the "Loan Obligations"):

     (a) all principal (including, without limitation, any advance to the Mortgagor now or hereafter made), interest, Default Rate interest, Late Charges, the Yield Maintenance Premium, if any, owing from time to time under the Note, and all obligations owing by the Mortgagor under the Loan Documents and amendments, modifications, extensions, substitutions, exchanges and renewals of the Loan Documents (each of which amendment, modification, extension, substitution, exchange and renewal shall enjoy the same priority as the advance made on the Closing Date as evidenced by the Note), and all amounts from time to time owing by the Mortgagor under this Mortgage or any of the other Loan Documents; and

     (b) all covenants, agreements and other obligations of Mortgagor under the Loan Documents;

the Mortgagor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto the Mortgagee, its successors and assigns, to have and to hold forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of Mortgagee and its respective successors and assigns, all Mortgagor's interest now owned or hereafter acquired in the following described land, real estate, leasehold estate, buildings, improvements, equipment, fixtures, furniture, and other personal property (which together with the Security Interest Property and any additional such property and interests hereafter acquired by the Mortgagor and subjected to the lien of this Mortgage, or intended to be so, as the same may be from time to time constituted, is hereafter referred to as the "Mortgaged Estate") to-wit:

          (a) the Leasehold Estate and all right, title and interest of Mortgagor in, to and under the Ground Lease, together with all rights of use, occupancy and enjoyment and in and to all rents, income and profits arising from or pursuant to the Ground Lease together with all amendments, extensions, renewals or modifications thereof and all credits, deposits, options, claims, rights and privileges of Mortgagor as tenant under the Ground Lease, including, without limitation, all rights, interests and claims to any and all insurance proceeds and condemnation proceeds and the right to renew or extend the Ground Lease for a succeeding term or terms and all rights of Mortgagor as tenant under the Ground Lease in connection with any bankruptcy or insolvency proceeding of the Fee Owner;

          (b)  All Improvements and Equipment (the Leasehold
     Estate, Improvements and Equipment collectively, the "Facility");

          (c)  All Appurtenant Rights;

          (d)  All Rents;

          (e)  All Accounts, Account Collateral, General
     Intangibles, Instruments, Inventory, goods, money Leases,
     Money, Permitted Investments, investment properties, the rights to proceeds of written letters of credit, and Permits;

          (f)  All insurance proceeds, including Insurance
Proceeds, and all condemnation proceeds, including Condemnation
Proceeds; and

          (g)  All products and Proceeds.

       AND, as additional security, Mortgagor, as debtor, hereby grants to Mortgagee a continuing security interest in the foregoing property and in the Accounts, the Account Collateral, the Equipment, the General Intangibles, the Instruments, the Inventory, the goods, the Leases, the Money, the Permitted Investments, the investment properties, the rights to proceeds of written letters of credit, the Permits, the Rents, and all products and Proceeds, and in any property as to which a security interest can be created or perfected, now existing or hereafter coming into existence, and all substitutions replacements, renewals and additions to the foregoing (collectively, the "Security Interest Property"). This Mortgage shall be effective as a security agreement pursuant to the UCC.

     TO HAVE AND TO HOLD the Mortgaged Estate and all parts thereof unto the Mortgagee, its successors and assigns forever, subject however to the Permitted Encumbrances and the terms and conditions herein;

     PROVIDED, HOWEVER, that these presents are upon the condition that, if the Mortgagor (i) shall pay or cause to be paid to the Mortgagee the principal, interest, Default Rate interest, Late Charges, and the Yield Maintenance Premium, if any, payable in respect to the Note, at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall keep, perform, and observe all and singular the covenants and promises in each of the Loan Documents and in the Loan Agreement expressed to be kept, performed, and observed by and on the part of the Mortgagor, all without fraud or delay or (ii) shall comply with the provisions of Section 2.11 of the Loan Agreement, then this Mortgage, and all the properties, interests, and rights hereby granted, bargained, and sold shall cease, terminate and be void.

     TO PROTECT THE SECURITY OF THIS MORTGAGE, THE MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:


                         ARTICLE I

                         Definitions

Section 1.01.  Certain Defined Terms.  For all purposes of this
Mortgage all capitalized terms shall have the meaning ascribed thereto in the Loan Agreement unless defined herein, and:

     "Accounts" means all of Mortgagor's "accounts," as such term is defined in the UCC, and to the extent not included in such definition, any of Mortgagor's rights to payment for goods sold or leased or for services rendered arising from the ownership or operation of the Facility and not evidenced by an Instrument, including, without limitation, all accounts and accounts receivable arising from the ownership or operation of the Facility, now existing or hereafter coming into existence, and all proceeds thereof (whether cash or non cash, movable or immovable, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution thereof.

     "Appurtenant Rights" means all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages,








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sewer rights, waters, water courses, water rights, air rights, development rights and powers, and, to the extent now or hereafter owned by the Mortgagor, all minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used in connection with, or located on, under or above the Leasehold Estate and or any part or parcel thereof, and all ground leases, subleases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Leasehold Estate or any part thereof.

     "Collateral" shall have the meaning set forth in the Loan
Agreement to the extent such Collateral relates to the Facility.

     "Condemnation Proceeds" shall have the meaning set forth in the Loan Agreement.

     "Equipment" means all of Mortgagor's "equipment," as such term is defined in the UCC, and to the extent not included in such definition, all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired by Mortgagor, including but not limited to, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, and building equipment, including but not limited to, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, washing machines, dryers, stoves, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts, and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Mortgagor, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing.

     "Equity Interests means (a) if Mortgagor is a limited partnership, limited partnership interests in Mortgagor or (b) if Mortgagor is a limited liability company, membership interests in Mortgagor; provided, however, that Equity Interests shall not include any direct or indirect legal or beneficial ownership interest, or any other interest of any nature or kind whatsoever, of the SPE Equity Owner in Mortgagor.

     "Event of Default" has the meaning provided in Section 5.01.

     "Facility" has the meaning provided in the recitals of this Mortgage.

     "Fee Owner" has the meaning set forth in Exhibit B to this Mortgage.

     "General Intangibles" means all of Mortgagor's "general intangibles," as such term is defined in the UCC, and to the extent not included in such definition, any intangible personal property of Mortgagor (other than Accounts, Rents, Instruments, Inventory, Money and Permits), including, without limitation, things in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties) refunds of real estate taxes and assessments and other rights to payment of Money, copyrights, trademarks, trade names and patents now existing or hereafter in existence.

     "Ground Lease" has the meaning provided in the recitals to this Mortgage.

     "Improvements" means all buildings, structures and improvements of every nature whatsoever situated on the Leasehold Estate and/or Land on the Closing Date or thereafter, including, but not limited to, to the extent of Mortgagor's right, title or interest therein or thereto, all gas and electric fixtures, radiators, heaters, washing machines, dryers, refrigerators, ovens, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, antennas, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Leasehold Estate and/or Land or said buildings, structures or improvements.

     "Instruments" means all of Mortgagor's "instruments," as such term is defined in the UCC and, to the extent not included in such definition, any of Mortgagor's rights in instruments, chattel paper, documents or other writings obtained by Mortgagor from or in connection with the ownership or operation of the Facility evidencing a right to the payment of Money, including, without limitation, all notes, drafts, acceptances, documents of title, and policies and certificates of insurance, including but not limited to, liability, hazard, rental and credit insurance, guarantees and securities, now or hereafter received by Mortgagor or in which Mortgagor has or acquires an interest pertaining to the foregoing.

     "Insurance Proceeds" shall have the meaning set forth in the Loan Agreement to the extent such Insurance Proceeds relate to the Facility.

     "Inventory" means all of Mortgagor's "inventory," as such term is defined in the UCC, and to the extent not included in such definition, any of Mortgagor's rights in goods now owned or hereafter acquired by Mortgagor intended for sale or lease, or to be furnished under contracts of service by such Mortgagor in connection with the Facility, including without limitation, all inventories held by Mortgagor for sale or use at or from the Facility, and all other such goods, wares, merchandise, and materials and supplies of every nature owned by Mortgagor and all such other goods returned to or repossessed by Mortgagor.

     "Land" has the meaning provided in the recitals to this Mortgage.

     "Leasehold Estate" has the meaning provided in the recitals to this Mortgage.

     "Leases" means all leases and other agreements or arrangements affecting the use or occupancy of all or any portion of the Facility (other than the Ground Lease) now in effect or hereafter entered into (including, without limitation, all lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Facility), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto.

     "Loan" has the meaning provided in the recitals to this Mortgage.

     "Loan Agreement" has the meaning provided in the recitals to this Mortgage.

     "Loan Obligations" has the meaning provided in the recitals to this Mortgage.

     "Material Lease" means all Leases except those Leases of space for less than 20,000 gross square feet.

     "Money" means all moneys, cash, rights to deposit or savings accounts, credit card receipts, rents or other items of legal tender obtained from or for the use in connection with the ownership or operation of the Facility.

     "Mortgaged Estate" has the meaning provided in the recitals to this Mortgage.

     "Mortgagee" has the meaning provided in the heading of this Mortgage.

     "Mortgagor" has the meaning provided in the heading of this Mortgage.

     "Note" has the meaning provided in the recitals to this Mortgage.

     "Permitted Encumbrances" means, with respect to the Facility, collectively, (i) the Lien created by this Mortgage or the other Loan Documents of record, (ii) all Liens and other matters disclosed in the Title Insurance Policy concerning the Facility, or any part thereof which have been approved by Mortgagee in Mortgagee's sole discretion, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with this Mortgage (iv) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements of an immaterial nature which may be granted by Mortgagor after the Closing Date and which do not materially and adversely affect (A) the ability of Mortgagor to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Facility, (C) the fair market value of the Facility, or (D) the use or operation of the Facility as of the Closing Date and thereafter.

     "Permitted Transfers" shall mean provided that no Event of Default has occurred (i) Permitted Encumbrances; (ii) all transfers of worn out or obsolete furnishings, fixtures or equipment that are replaced with equivalent property; (iii) all Leases which are not Material Leases; (iv) all Material Leases which have been approved by Mortgagee in accordance with Section 2.13(d) hereof; (v) transfers of Equity Interests in Mortgagor which in the aggregate during the term of the Loan (a) do not exceed 49% of the total interests in Mortgagor and (b) do not result in any partner's, member's or other Person's interest in Mortgagor exceeding 49% of the total interests in Mortgagor and (vi) any other transfer of Equity Interests provided that (a) prior to any Securitization, Mortgagee shall have consented to such transfer or transfers, (b) after any Securitization, Mortgagee shall have consented to such transfer or transfers and the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (c) acceptable opinions relating to such transfer or transfers shall have been delivered by Mortgagor to Mortgagee and the Rating Agencies (including without limitation tax and bankruptcy opinions) and (d) Mortgagor pays all reasonable expenses incurred by Mortgagee in connection with such transfer or transfers and (vii) a transfer of the Facility to a single purchaser not more than one time during the term of the Loan, provided that prior to such transfer (a) intentionally omitted, (b) prior to a Securitization, Mortgagee shall have consented to such transfer, (c) after a Securitization, (i) Mortgagee shall have consented to such transfer and (ii) the Rating Agencies shall have confirmed in writing that such transfer shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (d) acceptable opinions relating to such transfer shall have been delivered by Mortgagor to Mortgagee and to the Rating Agencies (including without limitation tax and bankruptcy opinions), (e) the transferee assumes in writing all obligations of the transferor under the Loan Documents and executes and delivers such other documentation as may be required by Mortgagee or the Rating Agencies and (f) Mortgagor pays all reasonable expenses incurred by Mortgagee in connection with such transfer (not to exceed 0.10% of the Loan Amount); (viii) a Transfer in connection with a Taking (provided, however, that the disbursement and use of any Condemnation Proceeds received in connection with such Taking shall be governed by the terms of the Loan Agreement and this Mortgage).

     "Permits" means all licenses, registrations, permits, allocations, filings, authorizations, approvals and certificates used in connection with the ownership, operation, construction, renovation, use or occupancy of the Facility, including, without limitation, building permits, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning the ownership, construction, operation, renovation, use or occupancy of the Facility.

     "Proceeds" means all of Mortgagor's "proceeds," as such term is defined in the UCC, and, to the extent not included in such definition, all proceeds, whether cash or non-cash, movable or immovable, tangible or intangible (including Insurance Proceeds and Condemnation Proceeds), from the Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral and all income, gain, credit, distributions and similar items from or with respect to the Collateral.

     "Rating Agencies" means Fitch Investors Service, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and S&P, or any successor thereto, and any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Mortgagee or its designees in connection with a Securitization (each, individually, a "Rating Agency").

     "Rents" means, with respect to the Facility, all receipts, rents, (whether denoted as advance rent, minimum rent, percentage rent, additional rent or otherwise), issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), lease termination fees or payments, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to

Mortgagor in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due under any of the Leases, including, without limitation, (i) rights to payment earned under any of the Leases for space in the Improvements for the operation of ongoing businesses and (ii) all other income, consideration, issues, accounts, profits or benefits of any nature arising from the ownership, possession, use or operation of the Facility.

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "SPE Equity Owner" means Mark Northwood Realty, Inc., a
Florida corporation.

     "Transfer" means any conveyance, transfer (including, without limitation, any transfer of any direct or indirect legal or beneficial interest in Mortgagor or the SPE Equity Owner), sale, Lease (including, without limitation, any amendment, extension, modification, waiver or renewal thereof) or Lien, whether by law or otherwise, of, on or affecting any Collateral, Mortgagor or the SPE Equity Owner, other than a Permitted Transfer.

     "UCC" means the Uniform Commercial Code in effect in the jurisdiction in which the Facility is located.

          Section 1.02.  Interpretation of Defined Terms.

     Singular terms shall include the plural forms and vice versa, as applicable, of the terms defined.

     All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended, and all replacements and substitutions therefor.


                       ARTICLE II

     Particular Covenants and Agreements of the Mortgagor

     Section 2.01. Payment of Secured Loan Obligations. The Mortgagor shall pay when due the principal, the interest, Default Rate interest, Late Charges, and the Yield Maintenance Premium, if any, owing from time to time under the Note and all charges, fees and other Loan Obligations as provided in the Loan Documents.

     Section 2.02.  Title, etc.

     (a) The Mortgagor represents and warrants that it has good, marketable and insurable leasehold title in and to the Leasehold Estate, free and clear of all covenants, liens, encumbrances, restrictions, easements and other matters affecting title other than the Permitted Encumbrances. There are no outstanding options to purchase or rights of first refusal affecting the Leasehold Estate.

     (b) The Mortgagor represents and warrants that it has good and absolute title to all existing personal property and fixtures hereby mortgaged, subject to the Permitted Encumbrances. The personal property and fixtures hereby mortgaged are free and clear of all liens, charges and encumbrances whatsoever, including conditional sales contracts, chattel mortgages, security agreements, financing statements and everything of a similar nature other than the Permitted Encumbrances.

     (c) The Mortgagor represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Mortgagee the Mortgaged Estate as hereinabove provided and warrants that it will forever defend the title to the Mortgaged Estate and the validity and priority of the lien or estate hereof against the claims and demands of all Persons whomsoever.

          Section 2.03.  Further Assurances; Filing; Re-Filing;
etc.

     (a) The Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as Mortgagee may reasonably require to accomplish the purposes of this Mortgage.

     (b) The Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any security agreement or mortgage supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Mortgage upon the Mortgaged Estate.

     (c) The Mortgagor shall pay all documentary stamp taxes, intangible personal property taxes, recording taxes, filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Mortgage, any security agreement or mortgage supplemental hereto and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of the execution, delivery, filing, registration and recording of the Note, this Mortgage or any of the other Loan Documents, any security agreement or mortgage supplemental hereto or any instruments of further assurance.

     (d) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect the Mortgagee, the Mortgagor will pay any such tax on or before the due date thereof. If the Mortgagor fails to make such prompt payment or if, in the reasonable opinion of the Mortgagee, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits the Mortgagor from making such payment or would penalize the Mortgagee if the Mortgagor makes such payment or if, in the opinion of the Mortgagee, the making of such payment might result in the imposition of interest beyond the Maximum Amount, then the entire balance of the Loan Obligations shall, at the option of the Mortgagee, become due and payable on the date that is one hundred and twenty (120) days after the passage of such law, order, rule or regulation.

     (e) The Mortgagor hereby indemnifies and holds the Mortgagee harmless from any sales or use tax that may be imposed on the Mortgagee by virtue of the Loan from the Mortgagee to the Mortgagor other than taxes imposed on the income, stock or assets of the Mortgagee.

          Section 2.04. Liens. Without limiting the obligations of the Mortgagor under Section 2.06, the Mortgagor shall not create or suffer to be created any mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Mortgaged Estate prior to, on a parity with, or subordinate to the lien of this Mortgage other than a Permitted Encumbrance. The Mortgagor shall pay and promptly discharge at the Mortgagor's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Mortgaged Estate or any portion thereof or interest therein.

          Section 2.05.  Insurance and Casualty Events.

     (a) At all times while the Mortgagor is indebted to the Mortgagee, the Mortgagor shall maintain the following insurance:

          (i) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Facility and Equipment against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Mortgagee may request, in form and substance acceptable to Mortgagee.

          (ii) Insurance with respect to the Improvements, Equipment and Inventory against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent the Mortgagor from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements, Equipment and Inventory located on the Facility, the term "full insurable value" to mean the actual replacement cost of the Improvements, Equipment and Inventory (without taking into account any depreciation), determined annually by an insurer or by the Mortgagor or, at the request of the Mortgagee, by an independent insurance broker (subject to the Mortgagee's reasonable approval) including an endorsement covering acts of municipal authorities including increased cost of construction and demolition;

          (iii) Comprehensive general liability insurance, including contractual injury, bodily injury, broad form death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Mortgagor and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Facility in such amounts as are generally required by institutional lenders for properties comparable to the Facility but in no event with limits for the Facility of less than $1,000,000 per occurrence with combined single limit coverage for bodily injury or property damage and excess (umbrella) liability coverage for the Facility of no less than $30,000,000 per occurrence;

          (iv) Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by the Mortgagor), with respect to any work on or about the Facility;

          (v) Business interruption and/or loss of "rental value" insurance for the Facility in an amount equal to not less than eighteen (18) months estimated Gross Revenue attributable to the Facility and based on the Gross Revenue for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty;

          (vi) If all or any portion of the Improvements, or any portion of the Leasehold Estate is located within a federally designated flood hazard zone, flood insurance in an amount equal to the lesser of the full insurable value of the Facility or the maximum amount available;

          (vii) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Facility, in such amounts as the Mortgagee may from time to time require and which are customarily required by institutional mortgagees with respect to similar properties similarly situated; and

          (viii) Such other insurance with respect to the Improvements, Equipment and Inventory located on the Facility against loss or damage as is requested by the Mortgagee (including without limitation liquor/dram insurance and earthquake insurance) provided such insurance is of the kind from time to time customarily insured against and in such amounts as are generally required by institutional lenders for properties comparable to the Facility or which Mortgagee may deem necessary in its reasonable discretion.

     (b) The Mortgagor will maintain the insurance coverage described in Section 2.05 with companies acceptable to Mortgagee and with a claims paying ability of not less than "AA" by S&P and AA or its equivalent by any one of the other Rating Agencies. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the Facility is located.

     The insurance coverage required under Section 2.05(a) may be effected under a blanket policy or policies covering the Mortgaged Estate and other property and assets not constituting a part of the Mortgaged Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Facility and Equipment and Inventory located thereon, and any sublimits in such blanket policy applicable to the Mortgaged Estate, which amounts shall not be less than the amounts required pursuant to Section 2.05(a) and which shall in any case comply in all other respects with the requirements of this Section 2.05.

     (c) All insurance policies shall be in such form and with such endorsements and in such amounts as shall be satisfactory to Mortgagee (and Mortgagee shall be entitled to approve amounts, form, risk coverage, deductibles, loss payees and insureds). The policy referred to in Section 2.05(a)(ii) shall contain a replacement cost endorsement and a waiver of depreciation. Certified copies of all of the above-mentioned insurance policies have been delivered to and shall be held by the Mortgagee. All such policies shall name the Mortgagee as an additional insured/loss payee, shall provide that all Insurance Proceeds be payable to the Mortgagee as set forth in Section 2.05(d), and shall contain: (i) "Non Contributory Standard Lender Clause" and a Lender's Loss Payable Endorsement (Form 438 BFUNS) or their equivalents naming Mortgagee as the person to which all payments shall be paid and a provision that payment of Insurance Proceeds in excess of $400,000 shall be made by a check payable only to Mortgagee; (ii) a waiver of subrogation endorsement as to the Mortgagee and its assigns providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Mortgagor, the Mortgagee or any other named insured, additional insured or loss payee, except for the willful misconduct of the Mortgagee knowingly in violation of the conditions of such policy; (iii) an endorsement indicating that neither the Mortgagee nor the Mortgagor shall be or be deemed to be a co-insurer with respect to any risk insured by such policies and shall provide for a deductible per loss not in excess of five percent (5%) of replacement cost of the Facility;
(iv) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days' prior written notice to the Mortgagee in each instance; and (v) include effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds and named insureds (other than the Mortgagor). Certificates of insurance with respect to all renewal and replacement policies shall be delivered to the Mortgagee not less than ten (10) days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums and certified copies of such insurance policies shall be delivered to the Mortgagee promptly after the Mortgagor's receipt thereof. If the Mortgagor fails to maintain and deliver to the Mortgagee the certified copies of the original policies or certificates of insurance required by this Mortgage, the Mortgagee may, at its option, after written notice to Mortgagor, procure such insurance, and the Mortgagor shall reimburse the Mortgagee for the amount of all premiums paid by the Mortgagee thereon promptly, after demand by the Mortgagee, with interest thereon at the Default Rate from the date paid by the Mortgagee to the date of repayment, and such sum shall be a part of the Loan Obligations secured by this Mortgage.

     The Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or the carriers' or the Mortgagor's payment or defense of lawsuits, and the Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

     (d) The Mortgagee shall be entitled to receive and collect all Insurance Proceeds and all of the Insurance Proceeds are hereby assigned to the Mortgagee. The Mortgagor shall execute such further assignments of the Insurance Proceeds as the Mortgagee may from time to time reasonably require. Without limiting the generality of the foregoing, following the occurrence of any casualty or damage involving the Mortgaged Estate or any part thereof, the Mortgagor shall give prompt notice thereof to the Mortgagee and shall cause all Insurance Proceeds payable as a result of such casualty or damage to be paid to the Mortgagee as additional collateral security hereunder subject to the lien of this Mortgage, to be applied by Mortgagee to the Loan Obligations.

     (e)  Notwithstanding anything to the contrary set forth in
Section 2.05(d), the Mortgagee agrees that the Mortgagee shall make the Insurance Proceeds (other than business interruption insurance proceeds, which shall be held and disbursed as provided in Section 2.12(h) of the Loan Agreement), available to the Mortgagor for the Mortgagor's repair, restoration and replacement of the Improvements, Equipment and Inventory damaged or taken on the following terms and subject to the Mortgagor's satisfaction of the following conditions:

          (i) At the time of such loss or damage and at all times thereafter while the Mortgagee is holding any portion of such Insurance Proceeds, there shall exist no Default or Event of Default;

          (ii) The Improvements, Equipment and Inventory for which loss or damage has resulted shall be capable of being restored (including replacements) to their pre-existing condition and utility as existed immediately prior to the occurrence of the loss or damage then in question in all material respects with a value equal to or greater than prior to such loss or damage and shall be capable of being completed six months prior to the Maturity Date and prior to the expiration of business interruption insurance;

          (iii) The Mortgagor shall demonstrate to the Mortgagee's reasonable satisfaction the Mortgagor's ability to pay the Loan
Obligations relating to the Facility coming due during such restoration period;

          (iv) Within 30 days from the date of such loss or damage the Mortgagor shall have given the Mortgagee a written notice electing to have the Insurance Proceeds applied for such purpose;

          (v) Within 60 days following the date of notice under the preceding subparagraph (iv) and prior to any Insurance Proceeds being disbursed to the Mortgagor, the Mortgagor shall have provided to the Mortgagee all of the following:

               (1) if loss or damage exceeds $400,000, complete plans and specifications for restoration, repair and replacement of the Improvements, Equipment and Inventory damaged to the condition, utility and value required by the preceding subparagraph (ii),

               (2) if loss or damage exceeds $400,000, fixed-price or guaranteed maximum cost construction contracts for completion of the repair and restoration work in accordance with such plans and specifications,

               (3) if loss or damage exceeds $400,000, builder's risk insurance for the full cost of construction with the Mortgagee named under a standard mortgagee loss-payable clause,

               (4) if loss or damage exceeds $400,000 such additional funds (if any) as in the Mortgagee's reasonable opinion are necessary to complete the repair, restoration and replacement, and

               (5) if loss or damage exceeds $400,000, copies of all permits and licenses necessary to complete the work in accordance with the plans and specifications;

          (vi) If loss or damage exceeds $400,000, the Mortgagee may, at the Mortgagor's expense to the extent such expenses and fees are reasonable, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of the Insurance Proceeds as work progresses;

          (vii) The Mortgagor shall commence such work within 120 days after such loss or damage and shall diligently pursue such work to completion;

          (viii) If loss or damage exceeds $400,000, each disbursement by the Mortgagee of such Insurance Proceeds shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form approved by the Mortgagee) signed and certified by the Mortgagor and its architect and general contractor with appropriate invoices, lien waivers and any other documents, instruments or items which may be required by the Mortgagee; and

          (ix) The Mortgagee shall have a first lien and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Insurance Proceeds, and the Mortgagor shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as the Mortgagee shall reasonably request to create, evidence, or perfect such lien and security interest.

     (f) In the event and to the extent such Insurance Proceeds are not required to be made available to Mortgagor to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory for which a loss or damage has occurred, or in the event the Mortgagor fails to timely make such election or having made such election fails to timely comply with or is otherwise unable to satisfy the terms and conditions set forth herein, upon five Business Days prior notice to the Mortgagor, the Mortgagee shall be entitled without consent from the Mortgagor to apply such Insurance Proceeds, or the balance thereof, at the Mortgagee's option either (x) to the full or partial payment or prepayment of the Loan Obligations in accordance with Section 2.7 of the Loan Agreement, or (y) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory for which a loss or damage has occurred.


     (g) Subject to Mortgagee's rights under Section 2.05(f), provided no Event of Default then exists, and so long as all repairs, restorations and replacements to the Facility have been completed in accordance with this Mortgage, any Insurance Proceeds available to Mortgagor for replacement, restoration or repair, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of such replacement, restoration or repair shall be paid to Mortgagor.

     (h) The Mortgagor appoints the Mortgagee to act after the occurrence of an Event of Default as the Mortgagor's attorney-in-fact, coupled with an interest, to cause the issuance of or an endorsement of any policy to bring the Mortgagor into compliance herewith and, as limited above, at the Mortgagee's sole option, to make any claim for, receive payment for, and execute and endorse any documents, checks or other instruments in payment for loss, theft, or damage covered under any such insurance policy; however, in no event will the Mortgagee be liable for failure to collect any amounts payable under any insurance policy.

     (i) The Mortgagee shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance, in excess of $400,000, and the Mortgagor shall within ten Business Days after request therefor reimburse the Mortgagee for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with such participation. The Mortgagor shall not make any compromise, adjustment or settlement in connection with any such claim in excess of $400,000, without the prior written approval of the Mortgagee.

     (j) In the event of foreclosure of the lien of this Mortgage or other transfer of title or assignment of the Mortgaged Estate in extinguishment, in whole or in part, of the Loan Obligations, all right, title and interest of the Mortgagor in and to all policies of casualty insurance covering all or any part of the Mortgaged Estate shall inure to the benefit of and pass to the successors in interest to the Mortgagee or the purchaser or grantee of the Mortgaged Estate or any part thereof.

          Section 2.06.  Impositions.

     (a) The Mortgagor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all of the Ground Rents and Impositions, including, without limitation, any sales tax due in connection with the Ground Rents, as well as all claims for labor, materials or supplies that, if unpaid, might by law become a lien on the Mortgaged Estate, and shall submit to Mortgagee such evidence of the due and punctual payment of all such Impositions and claims as may be required by law; provided, however, that if by law any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty, interest or cost attaches thereto.

     (b) The Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or liens thereof, and may withhold payment of the same pending such proceedings if permitted by law, as long as (i) in the case of any Impositions or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or liens thereof, such proceedings shall suspend the collection thereof from the Mortgaged Estate, (ii) neither the Mortgaged Estate nor any part thereof or interest therein will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest, (iii) the Mortgagee would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iv) below, or to any risk of criminal liability, and neither the Mortgaged Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause (iv) below, as a result of the failure to comply with such law or of such proceeding and (iv) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee, but in no event less than one hundred and twenty five percent (125%) of the amount of such claim.

     (c) The Mortgagor shall fund the Ground Rents Sub-Account and the Basic Carrying Costs Sub-Account to the extent required pursuant to the Loan Agreement and the real property taxes and assessments applicable to the Facility shall be paid from the relevant Basic Carrying Costs Sub-Account and the Ground Rents shall be paid from the Ground Rents Sub-Account, all in accordance with the Loan Agreement.

          Section 2.07. Maintenance of the Improvements and Equipment. The Mortgagor shall not permit the Improvements or Equipment to be removed or demolished or otherwise altered (provided, however, that, the Mortgagor may remove, demolish or alter such Improvements and Equipment that become obsolete in the usual conduct of the Mortgagor's business and the removal or alteration of which do not materially detract from the operation of the Mortgagor's business); shall maintain the Mortgaged Estate in good repair, working order and condition, except for reasonable wear and use; shall not commit or suffer any waste; shall not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Mortgaged Estate or which would or could result in the cancellation of any insurance policy carried with respect to the Mortgaged Estate; and shall, subject to receipt of the Insurance Proceeds or the Condemnation Proceeds, restore and repair the Improvements and Equipment or any part thereof now or hereafter damaged or destroyed by any fire or other casualty or affected by any Taking; provided, however, that if the fire or other casualty is not insured against or insurable, the Mortgagor shall so restore and repair even though no Insurance Proceeds are received.

          Section 2.08.  Compliance With Laws.

     (a) The Mortgagor represents and warrants that the Facility and the Mortgagor's operations at and use of the Facility currently comply in all material respects with all Legal Requirements, including but not limited to, the Americans with Disabilities Act, and the orders, rules and regulations of the American Insurance Association or any other body now constituted exercising similar functions. The Mortgagor shall maintain the Facility in compliance with all future Legal Requirements.

     (b) The Mortgagor hereby confirms the representations, warranties and covenants set forth in Section 4.1(b)(U) and Section 5.1(D) through (I) of the Loan Agreement (relating to liabilities of the Mortgagor under applicable Environmental Laws) insofar as such representations, warranties and covenants apply to the Mortgaged Estate.

     (c) The Mortgagor shall notify the Mortgagee promptly of any written notice or order that the Mortgagor receives from any Governmental Authority with respect to the Mortgagor's compliance with any Legal Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws, relating to the Facility and promptly take any and all actions necessary to bring its operations at the Facility into compliance with such Legal Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws, (and shall fully comply with the requirements of such Legal Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws, that at any time are applicable to its operations at the Facility) all to the extent required under the applicable provisions of the Loan Agreement; provided, that, subject to Section 5.1 (D) of the Loan Agreement, the Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such Legal Requirements, including, without limitation, Environmental Laws, as long as (i) neither the Mortgaged Estate nor any part thereof or any interest therein, will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest,
(ii) the Mortgagee would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iii) below, or to any risk of criminal liability, and neither the Mortgaged Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause (iii) below as a result of the failure to comply with such Legal Requirement or Environmental Law or the Americans with Disabilities Act or of such proceeding and (iii) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee in light of the risk attendant to such contest, but in no event less than one hundred and twenty five percent (125%) of the amount of such claim.

     (d) After 30 days' prior written notice (except in the case of a bona fide emergency in which no such prior written notice shall be required, but in which event notice shall be given as soon as practicable) and the Mortgagor's failure to so comply, but subject to subparagraph (c) above, the Mortgagee, at its election and in its sole discretion may (but shall not be obligated to) cure any failure on the part of the Mortgagor to comply with any Legal

Requirements, including Environmental Laws, and without limitation, may take any of the following actions:

          (i) arrange for the prevention of any Release or threat of Release of Hazardous Substances at the Facility in violation of, or potentially requiring clean up under, Environmental Laws, and pay any costs associated with such prevention;

          (ii) arrange for the removal or remediation of Hazardous Substances that may be Released or result from a Release at the Facility in violation of, or potentially requiring clean up under, Environmental Laws, and pay any costs associated with such removal and/or remediation;

          (iii) pay, on behalf of the Mortgagor, any costs, fines or penalties imposed on the Mortgagor by any Governmental Authority in connection with such Release or threat of Release of Hazardous Substances in violation of, or potentially requiring clean up under, Environmental Laws; or

          (iv) make any other payment or perform any other act intended to prevent a lien in favor of any Governmental Authority from attaching to the Mortgaged Estate.

Any partial exercise by the Mortgagee of the remedies hereinafter set forth, or any partial undertaking on the part of the Mortgagee to cure the Mortgagor's failure to comply with such Legal Requirements, including Environmental Laws, shall not obligate the Mortgagee to complete the actions taken or require the Mortgagee to expend further sums to cure the Mortgagor's noncompliance; nor shall the exercise of any such remedies operate to place upon the Mortgagee any responsibility for the operation, control, care, management or repair of the Facility or make the Mortgagee the "operator" of the Facility within the meaning of any Environmental Laws. Any amount paid or costs incurred by the Mortgagee as a result of the exercise by the Mortgagee of any of the rights hereinabove set forth, together with interest thereon at the Default Rate from the date paid by the Mortgagee, shall be due and payable by the Mortgagor to the Mortgagee within ten (10) days after demand therefor, and until paid shall be added to and become a part of the Loan Obligations secured hereby; and the Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Mortgagor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Mortgagor's title who may be a "responsible party" or otherwise liable under any Environmental Law in connection with any such Release or threat of Release of Hazardous Substances.

     (e) If the Mortgagee suspects that Remedial Work may be required, the Mortgagee may request that an environmental survey and risk assessment with respect to the Mortgaged Estate be prepared and the Mortgagor agrees to supply, at its cost, such a survey and risk assessment by an independent engineering firm selected by the Mortgagor and satisfactory to the Mortgagee, in form and detail satisfactory to the Mortgagee (including, if the Mortgagee reasonably suspects that Remedial Work may be required, test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Mortgagor or any other owner or operator of the Facility under applicable Environmental Laws.

     (f) The Mortgagor agrees to indemnify, reimburse, defend (with counsel satisfactory to Mortgagee at Mortgagee's election), and hold harmless the Mortgagee for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, attorneys' fees, disbursements and expenses, and consultants' fees, disbursements and expenses, including costs of Remedial Work, asserted against, resulting to, imposed on, or incurred by the Mortgagee, directly or indirectly, in connection with any of the following:

          (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

          (ii) the presence, Use or Release of Hazardous Substances at, on, in, under or from any Facility which presence, Use or Release requires or could require Remedial Work;

          (iii)     any Environmental Claim against Mortgagor,
Mortgagee or any Person whose liability for such Environmental
Claim the Mortgagor has or may have assumed or retained either contractually or by operation of law; or

          (iv) the breach of any representation, warranty or covenant set forth in Section 4.1(b)(U) and Sections 5.1(D) through 5.1(I), inclusive, of the Loan Agreement.

     The indemnity provided in this Section 2.08(f) shall not be included in any exculpation of the Mortgagor or its partners, members, shareholders or any other Person from personal liability provided in this Mortgage or in any of the other Loan Documents. Further, Mortgagor's obligations under this Section 2.08(f) shall survive (in perpetuity) the closing and disbursement of the funds evidenced by the Note, payment of the Note, payment and performance of the Loan Obligations, any release, reconveyance, discharge or foreclosure of this Mortgage, conveyance by deed in lieu of foreclosure, and any subsequent conveyance of the Mortgaged Estate. Nothing in this Section 2.08(f) shall be deemed to deprive the Mortgagee of any rights or remedies provided to it elsewhere in this Mortgage or the other Loan Documents or otherwise available to it under law. Mortgagor waives and releases Mortgagee from any rights or defenses Mortgagor may have under common law or Environmental Laws for liability arising or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly and solely caused by the fraud or willful misconduct of Mortgagee.

          Section 2.09. Limitations of Use. The Facility is used exclusively as set forth in Section 3.1(S) of the Loan Agreement and uses ancillary thereto. The Mortgagor shall not, without the prior written consent of the Mortgagee (a) materially change the use of the Facility or (b) initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of the Facility or any part thereof, except as may be necessary in connection with the uses permitted pursuant to this
Section 2.09. The Mortgagor shall comply with the provisions of all Leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Facility.

          Section 2.10. Inspection of the Property. The Mortgagor shall keep adequate records, accounts and books in accordance with GAAP and shall permit the Mortgagee and its authorized representatives to enter the Facility and inspect the Mortgaged Estate and examine the records, accounts and books of the Mortgagor with respect thereto and make copies or extracts thereof, at Mortgagee's cost and expense, all upon reasonable advance notice and at such reasonable times as may be requested by the Mortgagee, subject, however, to the rights of the tenants or occupants of the Facility. Notwithstanding the foregoing, after the occurrence and continuation of an Event of Default, Mortgagor shall pay any costs and expenses incurred by Mortgagee to examine Mortgagor's records, and accounts relating to the Mortgaged Estate as Mortgagee shall determine to be necessary or appropriate in the protection of Mortgagee's interest.

          Section 2.11. Actions to Protect Mortgaged Estate. If the Mortgagor shall fail to (a) effect the insurance required by
Section 2.05, or (b) make the payments required by Section 2.06, the Mortgagee may, without obligation to do so, and upon notice to the Mortgagor (except in an emergency) effect or pay the same. If the Mortgagor shall fail to perform or observe any of its other covenants or agreements hereunder, the Mortgagee may, without obligation to do so, and upon 30 days' prior written notice to the Mortgagor (except in an emergency) effect the same. To the maximum extent permitted by law, all sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Loan Obligations, shall be a lien on the Mortgaged Estate, shall be deemed to be added to the Loan Obligations secured hereby, and shall be paid by the Mortgagor within ten days after demand therefor, together with interest thereon at the Default Rate.

          Section 2.12.  Condemnation.

     (a) Should the Mortgaged Estate or any part thereof be taken or damaged by reason of a Taking, or should the Mortgagor receive any written notice regarding any such proceeding, the Mortgagor shall give prompt notice thereof to the Mortgagee.

     (b) The Mortgagee shall be entitled to receive and collect all Condemnation Proceeds, and all such compensation, awards, damages and other payments or relief, together with all rights and causes of action relating thereto or arising out of any Taking, are hereby assigned to the Mortgagee. The Mortgagor shall execute such further assignments of the Condemnation Proceeds as the Mortgagee may from time to time require. Without limiting the generality of the foregoing, following the occurrence of any Taking involving the Mortgaged Estate or any part thereof, the Mortgagor shall give prompt notice thereof to the Mortgagee and shall cause all Condemnation Proceeds payable as a result of such Taking to be paid to the Mortgagee as additional collateral security hereunder subject to the lien of this Mortgage and applied in accordance with
Section 2.12(c).

     (c)  Notwithstanding anything to the contrary in subparagraph
(b) above, the Mortgagee agrees that the Mortgagee shall make the Condemnation Proceeds (other than Condemnation Proceeds in respect of a temporary Taking, which shall be held and disbursed in accordance with Section 2.12(h) of the Loan Agreement) available to the Mortgagor for the Mortgagor's repair, restoration and replacement of the Improvements, Equipment and Inventory affected by the Taking on the following terms and subject to the Mortgagor's satisfaction of the following conditions:

               (i) At the time of such Taking and at all times thereafter while the Mortgagee is holding any portion of such Condemnation Proceeds, there shall exist no continuing Default or Event of Default;

               (ii) The Improvements, Equipment and Inventory affected by the Taking shall be capable of being restored to their pre-existing condition and utility in all material respects with a value equal to or greater than prior to such Taking and shall be capable of being completed six months prior to the Maturity Date and prior to the expiration of business interruption insurance;

               (iii)  The Mortgagor shall demonstrate to the
Mortgagee's reasonable satisfaction the Mortgagor's ability to pay the Loan Obligations relating to the Facility coming due during such restoration period;

               (iv) Within 30 days from the date of such Taking the Mortgagor shall have given the Mortgagee a written notice electing to have the Condemnation Proceeds applied for such purpose;

               (v) Within 60 days following the date of notice under the preceding subparagraph (iv) and prior to any Condemnation Proceeds being disbursed to the Mortgagor, the Mortgagor shall have provided to the Mortgagee all of the following:

                    (1)  if loss or damage exceeds $400,000,
complete plans and specifications for restoration, repair and replacement of the Improvements, Equipment and Inventory damaged to the condition, utility and value required by the preceding subparagraph (ii),

                    (2)  if loss or damage exceeds $400,000,
fixed-price or guaranteed maximum cost construction contracts for completion of the repair and restoration work in accordance with such plans and specifications,

                    (3)  if loss or damage exceeds $400,000,
builder's risk insurance for the full cost of construction with the Mortgagee named under a standard mortgagee loss-payable clause,

                    (4)  if loss or damage exceeds $400,000 such
additional funds (if any) as in the Mortgagee's reasonable opinion are necessary to complete the repair, restoration and replacement, and

                    (5) if loss or damage exceeds $400,000, copies of all permits and licenses (if any) necessary to complete the work in accordance with the plans and specifications;

               (vi) If loss or damage exceeds $400,000, the Mortgagee may, at the Mortgagor's expense to the extent such expenses and fees are reasonable, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of the Condemnation Proceeds as work progresses;

               (vii) The Mortgagor shall commence such work within 120 days after such Taking and shall diligently pursue such work to completion;

               (viii) If loss or damage exceeds $400,000, each disbursement by the Mortgagee of such Condemnation Proceeds shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form reasonably approved by the Mortgagee) signed and certified by the Mortgagor and its architect and general contractor with appropriate invoices, lien waivers and any other documents, instruments and items as may be required by the Mortgagee; and

               (ix) The Mortgagee shall have a first lien and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Condemnation Proceeds, and the Mortgagor shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as the Mortgagee shall reasonably request to create, evidence, or perfect such lien and security interest.

     (d) In the event and to the extent such Condemnation Proceeds are not required to be made available to Mortgagor to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory affected by the Taking or in the event the Mortgagor fails to timely make such election or having made such election fails to timely comply with or is otherwise unable to satisfy the terms and conditions set forth herein, upon five Business Days prior notice to the Mortgagor, the Mortgagee shall be entitled without consent from the Mortgagor to apply such Condemnation Proceeds, or the balance thereof, at the Mortgagee's option either (x) to the full or partial payment or prepayment of the Loan Obligations in accordance with Section 2.7 of the Loan Agreement, or (y) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory affected by the Taking.

     (e) Subject to Mortgagee's rights under Section 2.12(d), provided no Event of Default has occurred and the replacement, restoration or repair has been completed in accordance with this Mortgage, any Condemnation Proceeds, available to Mortgagor for replacement, restoration or repair, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of, such replacement, restoration or repair, shall be paid to the Mortgagor.

     (f) The Mortgagee shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any Taking involving an amount in controversy in excess of $400,000, and the Mortgagor shall within ten Business Days after request therefor reimburse the Mortgagee for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with such participation. The Mortgagor shall not make any compromise, adjustment or settlement in connection with any such claim in excess of $400,000 without the prior written approval of the Mortgagee.

          Section 2.13. Leases; Management Agreements. (a) Mortgagor shall timely perform all of its obligations under the terms and conditions of any Leases (including ground leases) and shall not accept rent therefor in advance for a period of more than one (1) month. Mortgagor represents that there are no Leases or agreements to lease all or any part of the Mortgaged Estate now in effect, except those specifically assigned to Mortgagee by, the Assignment of Leases. There is no assignment or pledge of any Rents now in effect, except pursuant to the Assignment of Leases. Mortgagor shall not make any assignment or pledge thereof to anyone other than Mortgagee until the Loan Obligations are paid in full.

     (b) Mortgagor shall not enter into any Lease after the date hereof that does not contain terms to the effect as follows:

               (i)  such Lease and the rights of the tenant
thereunder (including, without limitation, any options to purchase or rights of first offer or refusal) shall be subject and subordinate to the rights of Mortgagee under and the Lien of this Mortgage and Mortgagee's rights under all Loan Documents, and any renewals, modifications and amendments thereto and thereof;

               (ii) such Lease has been assigned as collateral security by Mortgagor as landlord thereunder to Mortgagee under this Mortgage;

               (iii) in the case of any foreclosure hereunder or the giving or granting of a deed in lieu thereof, the rights and remedies of the tenant in respect of any obligations of any successor landlord thereunder shall be limited to the equity interest of such successor landlord in the Trust Estate and any successor landlord shall in no event and to no extent (1) be liable for any act, omission or default of any prior landlord under the Lease or (2) be required to make or complete any tenant improvements or capital improvements or repair, restore, rebuild or replace the demised premises or any part thereof in the event of damage, casualty or condemnation or (3) be required to pay any amounts to tenant arising under the Lease prior to such successor landlord taking possession;

               (iv) the tenant's obligation to pay rent and any additional rent shall not be subject to any abatement, deduction, counterclaim or setoff as against any mortgagee or purchaser upon the foreclosure of any of the Mortgaged Estate or the giving or granting of a deed in lieu thereof by reason of a landlord default occurring prior to such foreclosure and such mortgagee or purchaser will not be bound by any advance payments of rent in excess of one month or any security deposit unless such security deposit was actually received (or in the case of a letter of credit, was properly transferred in negotiable form);

               (v) the tenant agrees to attorn to Mortgagee or any purchaser of the Mortgaged Estate upon a foreclosure of the Mortgaged Estate or the giving or granting of a deed in lieu thereof, at the option of Mortgagee or such purchaser;

               (vi) the tenant agrees to give notice to Mortgagee of any default by landlord under the Lease and Mortgagee shall have a reasonable time to cure, should Mortgagee so elect, any default of landlord prior to tenant exercising any rights of tenant to terminate or cancel such Lease; and

               (vii)     all lease payments shall be due on or
before the fifth day of each calendar month.

          (c) The Mortgagor shall not, without the prior consent of the Mortgagee enter into, amend or terminate any management agreements. The Mortgagor shall diligently perform all terms and covenants of any and all Management Agreements.

          (d) The Mortgagor shall not enter into any Material Leases unless (i) Mortgagor has requested in writing Mortgagee's consent to such Material Lease and has provided with such request a written term sheet describing the material terms of such proposed Material Lease including, but not limited to, the name of the proposed tenant, the use to be made of the premises to be covered by the proposed Material Lease, the rental payable under the proposed Material Lease, the term of the proposed Material Lease and any material changes from the Mortgagor's standard form Lease, together with such information regarding the proposed tenant as Mortgagee reasonably requests, and (ii) Mortgagee has consented in writing to such proposed Material Lease, such consent not to be unreasonably withheld; provided, however, if Mortgagee fails either to consent in writing or to reject in writing such proposed Material Lease within ten (10) days of Mortgagee's receipt of such written request, Mortgagee shall be deemed to have consented to such Material Lease.

               Section 2.14. Mortgagee Reliance. Mortgagor acknowledges that Mortgagee has examined and relied on the experience of Mortgagor and its partners, shareholders and members (including, without limitation, the direct and indirect legal and beneficial owners of Mortgagor), in owning and operating properties such as the Facility in agreeing to make the Loan, and will continue to rely on Mortgagor and such experience of such persons as a means of maintaining the value of the Facility as security for repayment of the Loan and performance of all of Mortgagor's obligations under the Loan Documents. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Facility so as to insure that, should Mortgagor allow a Transfer to occur without Mortgagee's prior written consent, Mortgagee may exercise all of its rights hereunder.

               Section 2.15. No Transfer. Mortgagor shall not and shall not cause, allow, or permit, and shall prevent from occurring, a Transfer, without the prior written consent of Mortgagee, which consent may be withheld or conditioned in Mortgagee's sole and absolute discretion. Consent to any such Transfer by Mortgagee shall not be deemed a waiver of Mortgagee's right to require such consent to any further or future Transfers. In the event of any violation of this Section 2.15, Mortgagee may, at its option, accelerate and declare the outstanding principal amount, unpaid interest (including without limitation Default Rate interest), Late Charges, Yield Maintenance Premium and any other amounts owing by Mortgagor to be immediately due and payable), without notice or demand, whether or not all or any portion of the Indebtedness shall be declared due and payable, and whether or not Mortgagee shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Facility or all or any portion of the Collateral.

                     ARTICLE III

          Assignment of Rents, Issues and Profits

     Section 3.01. Assignment of Rents, Issues and Profits. The Mortgagor does hereby absolutely and unconditionally assign to the Mortgagee the Mortgagor's right, title and interest in all current and future Leases and Rents, it being intended by the Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. This Section 3.01 presently gives Mortgagee the right to collect the Rents and to apply the Rents in partial payment of the Note and Loan Obligations. Mortgagor intends that the Rents and Leases be absolutely assigned as provided in this Section 3.01 and that they no longer be, during the term of this Section, property of the Mortgagor or property of the estate of Mortgagor, as defined by 11 U.S.C. subsection 541. If any law exists requiring Mortgagee to take actual possession of the Mortgaged Estate (or some action equivalent to taking possession of the Mortgaged Estate, such as securing the appointment of a receiver) in order for Mortgagee to "perfect" or "activate" the rights and remedies of Mortgagee as provided in this Section, Mortgagor waives the benefit of such law. Such assignment to the Mortgagee shall not be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Leases or otherwise impose any obligation upon the Mortgagee and notwithstanding the assignment, Mortgagor shall remain liable for any obligations undertaken by Mortgagor pursuant to any Lease. Mortgagor agrees that, further to evidence and reflect the assignment granted herein, Mortgagor shall execute, acknowledge and deliver to Mortgagee such additional instruments in form and substance reasonably satisfactory to Mortgagee as may hereafter be requested by Mortgagee and shall record such leases or memoranda thereof, and all assignments thereof, all at Mortgagor's expense. Subject to the terms of this
Section 3.01 and the Loan Agreement, the Mortgagee grants to the Mortgagor a license, revocable as hereinafter provided, to operate and manage the Mortgaged Estate and to collect and use the Rents subject to the requirements of the Loan Agreement. Upon the occurrence of an Event of Default, the license granted to Mortgagor herein shall, at Mortgagee's election, be revoked by the Mortgagee, and the Mortgagee shall immediately be entitled to possession of all Rents then or thereafter in the Collection Account and in the Cash Collateral Account or wherever they may be and all Rents collected thereafter (including Rents past due and unpaid), whether or not the Mortgagee enters upon or takes control of the Mortgaged Estate. Upon such a revocation of the license granted herein, Mortgagee shall provide Mortgagor with written notice of same. Any Rents collected by the Mortgagor from and after the date on which an Event of Default occurred shall be held by Mortgagor in trust for Mortgagee. The Mortgagee is hereby granted and assigned by the Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Estate in person, by agent or by court appointed receiver to collect Rents with or without taking the actual possession of the Mortgaged Estate or any equivalent action. Any Rents collected after the revocation of the license may be applied by Mortgagee in its sole and absolute discretion toward payment of the Loan Obligations in accordance with Section 2.8 of the Loan Agreement.

                         ARTICLE IV

                    Security Agreement

          Section 4.01. Security Agreement. This Mortgage creates a lien on and a security interest in the Security Interest Property, and shall constitute a security agreement and "fixture filing" under the UCC or other law applicable to the creation of liens on and security interests in personal property and fixtures. As further security for the payment and performance of the Loan Obligations, this Mortgage shall constitute a financing statement under the UCC with the Mortgagor as the "debtor" and the Mortgagee as the "secured party". To the extent permitted by law, Mortgagor hereby authorizes Mortgagee to file financing and continuation statements necessary to continue the lien of and security interest evidenced by this Mortgage with respect to the Security Interest Property without the signature of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact (which appointment shall be deemed coupled with an interest) for the purposes of executing and filing such financing and continuation statements.

          Section 4.02. Rights Upon Default. If an Event of Default occurs, the Mortgagee, in addition to the rights and remedies granted to the Mortgagee by applicable law and this Mortgage, shall have all rights and remedies of a secured party under the UCC. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the Mortgagee's rights under the UCC sent to the Mortgagor in accordance with the notice provision hereof at least ten days prior to such action shall constitute reasonable notice to the Mortgagor. The proceeds of any such sale or disposition, or any part thereof, may be applied by the Mortgagee to the payment of the Loan Obligations in accordance with Section 2.8 of the Loan Agreement.

          Section 4.03. Warranties, Representations and Covenants. The Mortgagor hereby warrants, represents and covenants that: (a) the Equipment and Inventory will be kept on or at the Facility and the Mortgagor will not remove any Equipment or Inventory from the Facility, except such portions or items of the Equipment or Inventory that are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Mortgagor, except as otherwise expressly provided in Section 2.07 with respect to Equipment, (b) all covenants and obligations of the Mortgagor contained herein relating to the Mortgaged Estate shall be deemed to apply to the Equipment and Inventory whether or not expressly referred to herein and (c) this Mortgage constitutes a security agreement and "fixture filing" as those terms are used in the UCC. Information relative to the security interest created hereby may be obtained by application to the Mortgagee (secured party). The mailing addresses of the Mortgagor and the Mortgagee are set forth on Page 1.

                        ARTICLE V

                Events of Default; Remedies

          Section 5.01. Events of Default. The term "Event of Default" wherever used in this Mortgage, shall mean any one of the following events: (a) if Mortgagor fails to pay any amount payable hereunder when due and payable; (b) if any representation or warranty made herein shall be false in any material respect as of the date such representation or warranty was made or remade; (c) the occurrence of a default on the part of Mortgagor under any Lease (subject, however, to any applicable notice and cure periods required under the applicable Lease) provided that such default adversely affects the value of the Mortgaged Estate or in any way impairs Mortgagor's ability to perform its obligations under the Loan Documents; (d) the failure of Mortgagor to maintain the insurance required in this Mortgage; (e) if a Transfer shall occur without Mortgagee's prior written consent, which consent may be withheld in Mortgagee's sole and absolute discretion; (f) the occurrence of any "Event of Default" under any of the Loan Documents, including, without limitation, the Loan Agreement; or
(g) if Mortgagor shall be in default under any of the other obligations, agreements, undertakings, terms, covenants, provisions or conditions or this Mortgage, not otherwise referred to in this
Section 5.01, for ten (10) days after written notice to Mortgagor from Mortgagee, in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after written notice from Mortgagee, in the case of any other default (unless otherwise provided herein); provided, however, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Mortgagor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Mortgagor in the exercise of due diligence to cure such default but in no event shall such period exceed ninety (90) days after the original notice from Mortgagee.

          Section 5.02. Acceleration of Maturity. If an Event of Default shall have occurred, then the entire principal amount of the indebtedness secured hereby with interest accrued thereon shall, at the option of the Mortgagee, become immediately due and payable without notice or demand, time being of the essence; and any omission on the part of the Mortgagee to exercise such option when entitled to do so shall not be considered as a waiver of such right. Mortgagor hereby expressly waives presentment, demand for payment, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of the indebtedness secured hereby and notice of acceleration of the maturity of the indebtedness secured hereby. Notwithstanding anything contained to the contrary herein, the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Mortgagor shall be accelerated and immediately due and payable, without any election by Mortgagee upon the occurrence of an Event of Default described in Section 7.1(x) or Section 7.1
(xi) of the Loan Agreement.

               Section 5.03.  Default Remedies.

     (a) If an Event of Default shall have occurred and be continuing, this Mortgage may, to the maximum extent permitted by law, be enforced, and the Mortgagee may exercise any right, power or remedy permitted to it hereunder, under the Loan Agreement or under any of the other Loan Documents or by law or in equity, and, without limiting the generality of the foregoing, the Mortgagee may, personally or by its agents or by court appointed receiver, to the maximum extent permitted by law:

          (i) enter into and take possession of the Mortgaged Estate or any part thereof, exclude the Mortgagor and all Persons claiming under the Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Mortgagor or otherwise as the Mortgagee shall deem best, and upon such entry, from time to time at the expense of the Mortgagor and the Mortgaged Estate, make all such repairs, replacements, alterations, additions or improvements to the Facility or any part thereof as the Mortgagee may deem proper and, whether or not the Mortgagee has so entered and taken possession of the Mortgaged Estate or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that the Mortgagee may be authorized to make under this Mortgage, the remainder to be applied to the payment of the Loan Obligations until the same shall have been repaid in full; if the Mortgagee demands or attempts to take possession of the Mortgaged Estate or any portion thereof in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee; and

          (ii) personally or by agents, with or without entry, if the Mortgagee shall deem it advisable:

               (x) pursuant to the procedures prescribed by law as a result thereof, sell the Mortgaged Estate or cause the Mortgaged Estate to be sold at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner and in such order as may be required by law, or, in the absence of any such requirements, as the Mortgagee may deem appropriate and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

               (y) proceed to protect and enforce its rights under this Mortgage, by suit for specific performance of any covenant contained herein or in the Loan Documents or in aid of the execution of any power granted herein or in the Loan Documents, or for the foreclosure of this Mortgage (as a mortgage or otherwise) and the sale of the Mortgaged Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Mortgagee shall deem most effectual for such purpose, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Estate, this Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Estate; or

               (z) exercise any or all of the remedies available to a secured party under the UCC, including, without limitation:

                    (1) either personally or by means of a court appointed receiver, take possession of all or any of the Security Interest Property and exclude therefrom the Mortgagor and all Persons claiming under the Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Mortgagor in respect of the Security Interest Property, or any part thereof; if the Mortgagee demands or attempts to take possession of the Security Interest Property in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee;

                    (2) without further notice to or demand upon the Mortgagor (except those otherwise required hereby or by the Loan Agreement), make such payments and do such acts as the Mortgagee may deem necessary to protect its security interest in the Security Interest Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

                    (3)  require the Mortgagor to assemble the
Security Interest Property or any portion thereof, at a place designated by the Mortgagee and reasonably convenient to both parties, and promptly to deliver the Security Interest Property to the Mortgagee, or an agent or representative designated by the Mortgagee, and its agents and representatives, shall have the right to enter upon the premises and property of the Mortgagor to exercise the Mortgagee's rights hereunder;

                    (4) sell, lease or otherwise dispose of the Security Interest Property, with or without having the Security Interest Property at the place of sale, and upon such terms and in such manner as the Mortgagee may determine (and the Mortgagee may be a purchaser at any such sale, provided, however, that Mortgagee may dispose of the Security Interest Property in accordance with the Mortgagee's rights and remedies in respect of the Mortgaged Estate pursuant to the provisions of this Mortgage in lieu of proceeding under the UCC); and

                    (5) unless the Security Interest Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Mortgagee, as the case may be, shall give the Mortgagor at least ten days' prior notice of the time and place of any sale of the Security Interest Property or other intended disposition thereof.

     (b) If an Event of Default shall have occurred, the Mortgagee, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgaged Estate, without notice or demand, and without regard to the adequacy of the security for the Loan Obligations or the solvency of the Mortgagor. The Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Estate, unless such receivership is sooner terminated.

     (c) In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgaged Estate, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Mortgagee may elect, without regard to the right of the Mortgagor or any Person claiming under the Mortgagor to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Estate or the part thereof so sold free and discharged of the estate of the Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money.
Upon the completion of any such sale by virtue of this Section 5.03 the Mortgagee shall execute and deliver to the purchaser an appropriate instrument that shall effectively transfer all of the Mortgagor's estate, right, title, interest, property, claim and demand in and to the Mortgaged Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Mortgagee is hereby irrevocably appointed the attorney-in-fact of the Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Estate or any portions thereof so sold and, for that purpose, the Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more Persons with like power, the Mortgagor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in, to and under the Mortgaged Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all Persons claiming or who may claim the same, or any part thereof, by, through or under the Mortgagor. The powers and agency herein granted are coupled with an interest and are irrevocable.

     (d) All rights of action under the Loan Documents and this Mortgage may be enforced by the Mortgagee without the possession of the original Loan Documents and without the production thereof at any trial or other proceeding relative thereto.

          Section 5.04.  Application of Proceeds.

Prior to the occurrence and continuance of an Event of Default, any amounts received or collected by Mortgagee under this Mortgage shall be applied in accordance with Section 2.8 of the Loan Agreement. After the occurrence and continuance of an Event of Default, any amounts received or collected by the Mortgagee under this Mortgage may be applied to any one or more of the following in such order and in such amounts as the Mortgagee may elect in its sole discretion:

          (i) To the payment of all costs, expenses and advances incurred by the Mortgagee, or made by the Mortgagee, in the enforcement of this Mortgage or any of the other Loan Documents, the protection of the Lien and security afforded thereby, and the preservation of the Mortgaged Estate, including, without limitation, all expenses of managing the Facility, including, without limitation, the salaries, fees and wages of any managing agent and such other employees as Mortgagee may deem necessary and all expenses of operating and maintaining the Facility, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which are due and payable and the cost of all alterations, renovations, repairs or replacements, and all costs and expenses incident to taking and retaining possession of the Facility and the enforcement of any of Mortgagee's rights and remedies hereunder; and

          (ii) To the payment of the Loan Obligations.

     (b) No sale or other disposition of all or any part of the Mortgaged Estate pursuant to Section 5.03 shall be deemed to relieve the Mortgagor of its obligations under the Loan Agreement or any other Loan Document except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgaged Estate are insufficient to cover the costs and expenses of such realization and the payment in full of the Loan Obligations, the Mortgagor shall remain liable for any deficiency subject to Section 7.14 hereof.

     (c)  Intentionally deleted.

          Section 5.05. Right to Sue. Subject to Section 7.14, the Mortgagee each shall have the right from time to time to sue for any sums required to be paid by the Mortgagor under the terms of this Mortgage as the same become due, without regard to whether or not the Loan Obligations shall be, or have become, due and without prejudice to the right of the Mortgagee thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence and continuance of any Event of Default existing at the time such earlier action was commenced.

          Section 5.06. Powers of the Mortgagee. The Mortgagee may at any time or from time to time renew or extend this Mortgage or (with the agreement of the Mortgagor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Mortgaged Estate or any other security, and grant such extensions and indulgences in relation to the Loan Obligations, or release any Person liable therefor as the Mortgagee may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Mortgage on or in any part of the Mortgaged Estate, and without affecting the liability of any other Person liable for any of the Loan Obligations.

          Section 5.07.  Remedies Cumulative.

     (a) No right or remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Mortgage, or under applicable law, whether now or hereafter existing; the failure of the Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

     (b) To the fullest extent permitted by applicable law, the Mortgagee shall each be entitled to enforce payment and performance of any of the obligations of the Mortgagor and to exercise all rights and powers under this Mortgage or under any Loan Document or any laws now or hereafter in force, notwithstanding that some or all of the Loan Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being stipulated that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the

Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may determine; every power or remedy given by the Loan Agreement, this Mortgage or any of the other Loan Documents to the Mortgagee, or to which the Mortgagee is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, and the Mortgagee may pursue inconsistent remedies.

          Section 5.08. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. To the maximum extent permitted by law, the Mortgagor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Mortgage; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of
Section 5.03; and the Mortgagor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Mortgagor, for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any foreclosure of this Mortgage and (if an Event of Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgaged Estate marshalled upon any foreclosure hereof. The Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgaged Estate and the Mortgagor hereby waives any right or claim of right to have the Mortgagee proceed in any particular order.

          Section 5.09. Waiver of Homestead. The Mortgagor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Mortgaged Estate as against the collection of the Loan Obligations, or any part thereof.

          Section 5.10. Discontinuance of Proceedings. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, power of sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Mortgagee, then in every such case, the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceedings had occurred.

                       ARTICLE VI

                      Ground Lease


          Section 6.1. Representations and Warranties. The Mortgagor hereby represents and warrants as follows: (i) the Ground Lease is in full force and effect in accordance with its terms, unmodified by any writing or otherwise except as specifically set forth herein; (ii) all base rent, additional rent (if any) and other charges reserved in or payable under the Ground Lease have been paid in full to the extent that they are payable to the date hereof; (iii) the Mortgagor is the owner of the Leasehold Estate and the Mortgagor enjoys the quiet, peaceful and undisturbed possession of such Leasehold Estate; (iv) neither the Mortgagor nor the Fee Owner is in default under any of the terms of the Ground Lease and there are no circumstances that with the passage of time, the giving of notice, or both, would constitute a default by either party thereunder; (v) the Leasehold Estate is not subject to any encumbrances or other matters except for the Permitted Encumbrances; (vi) this Mortgage is and shall remain a valid and enforceable first lien on the Leasehold Estate subject only to the Permitted Encumbrances; (vii) the Mortgagor has full power and authority to encumber the Leasehold Estate in the manner and form herein provided or intended hereafter to be provided; and (viii) the Mortgagor has delivered to the Mortgagee a true, accurate and complete copy of the Ground Lease.

          Section 6.2. Covenants. The Mortgagor covenants and agrees as follows: (i) to promptly and faithfully observe, perform and comply with all of the terms, covenants and provisions of the Ground Lease; (ii) to refrain from doing anything, as a result of which, there could likely be a default under or breach of any of the terms of the Ground Lease; (iii) not to do or permit any act, event or omission, as a result of which, there is likely to occur a default or breach under the Ground Lease; (iv) to immediately give the Mortgagee notice of any default by any party under the Ground Lease upon learning of such default and immediately deliver to the Mortgagee a copy of each notice of default and all responses to such notice of default and all other such instruments, notices or demands received or delivered by Mortgagor under or in connection with the Ground Lease; (v) to immediately notify the Mortgagee in writing in the event of the initiation of any litigation or arbitration proceeding under or in connection with the Ground Lease upon learning of same; (vi) to furnish to the Mortgagee copies of such information and such other evidence as the Mortgagee may reasonably request from time to time concerning the Mortgagor's due observance, performance and compliance with the terms, covenants and provisions of the Ground Lease; and (vii) the occurrence of a default on the part of the Mortgagor as tenant under the Ground Lease, which default is continuing beyond the expiration of any cure period applicable thereto under such Ground Lease, shall constitute an immediate Event of Default by the Mortgagor under this Mortgage.

          Section 6.3.   Additional Covenants.  The Mortgagor
further covenants and agrees that it will not voluntarily or involuntarily, directly or indirectly, assign, transfer or convey the Leasehold Estate, nor surrender, terminate or cancel the Ground

Lease nor, without the prior written consent of the Mortgagee, fail to exercise in a timely manner any renewal option(s) contained in the Ground Lease nor, without the prior written consent of Mortgagee, modify, alter or amend the Ground Lease either orally or in writing. Any assignment, transfer, conveyance, surrender, termination, cancellation, modification, alteration or amendment of the Ground Lease in contravention of the foregoing sentence shall be an Event of Default hereunder.

          Section 6.4. No Release. The Mortgagor acknowledges and agrees that no release or forbearance of any of the Mortgagor's obligations under the Ground Lease or otherwise shall release the Mortgagor from any of its obligations under this Mortgage, including without limitation the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Lease, to be kept, performed and complied with by the Mortgagor therein.

          Section 6.5. Defaults. In the event of a default by the Mortgagor under the Ground Lease or the occurrence of an event that, with the giving of notice, the passage of time, or both, would constitute a default by the Mortgagor under the Ground Lease (including, without limitation, any default in the payment of any sums payable thereunder) then, in each and every such case, the Mortgagee may (but shall not be obligated to), in its sole discretion, cause such default or defaults by the Mortgagor to be remedied and otherwise take or perform such other actions as the Mortgagee may deem necessary or desirable as a result thereof of or in connection therewith. The Mortgagor shall, on demand, reimburse the Mortgagee for all advances made and expenses incurred by the Mortgagee in curing any such default(s) (including, without limitation, reasonable attorneys' fees), together with interest thereon from the date the same is paid in full to the Mortgagee and all such sums so advanced shall be secured hereby. The provisions of this subsection are in addition to any other right or remedy given to or allowed the Mortgagee under the Ground Lease or otherwise.

          Section 6.6. Cancellation or Termination. If the Ground Lease is cancelled or terminated and the Mortgagee or its nominee shall acquire an interest in any new lease of the Facility, the Mortgagor shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease.

          Section 6.7. Estoppel Certificate. Subject to the fact that the Fee Owner under the Ground Lease may not have an obligation to deliver an estoppel certificate, the Mortgagor shall, from time to time, use reasonable efforts to obtain and deliver (or cause to be delivered) to the Mortgagee, within fifteen (15) days after written demand therefor by the Mortgagee, an estoppel certificate from the Fee Owner certifying to such matters as the Mortgagee may require, including without limitation, the following:
(1) the name of the tenant entitled to possession of the Leasehold Estate under the Ground Lease; (2) that the Ground Lease is in full force and effect and has not been modified or, if it has been modified, the date of each such modification (together with copies of each modification); (3) the date to which the fixed (or base) rent has been paid under the Ground Lease, (4) the dates to which all other fees or charges have been paid under the Ground Lease;
(5) whether any notice of default has been sent to the Mortgagor, as tenant, under the Ground Lease which has not been cured, and if such notice has been sent, the date it was sent and the nature of the default; (6) to the best of the Fee Owner's knowledge, whether the Mortgagor, as tenant, under the Ground Lease is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in the Ground Lease and (7) if the Mortgagor, as tenant, under the Ground Lease shall be in default, the nature of the default in reasonable detail.

     Section 6.8. No Liability. Notwithstanding anything contained herein or otherwise to the contrary, the Mortgagee shall not have any liability or obligation under the Ground Lease by virtue of its acceptance of this Mortgage. The Mortgagor acknowledges and agrees that the Mortgagee shall be liable for the obligations of the tenant arising under the Ground Lease for only that period of time, if any, during which the Mortgagee is in possession of the Leasehold Estate or has acquired, by foreclosure, or otherwise, and is holding, all of the Mortgagor's right, title and interest as tenant therein.

          Section 6.9. Bankruptcy. Notwithstanding anything contained herein or otherwise to the contrary, the Mortgagor hereby assigns, transfers and sets over to the Mortgagee any and all rights and interests that may arise in favor of the Mortgagor in connection with or as a result of the bankruptcy or insolvency of the Fee Owner, including, without limitation, all of the Mortgagor's right, title and interest in, to and under section 365 of the Bankruptcy Code (11 U.S.C. section 365), as the same may be amended, supplemented or modified from time to time.

          Section 6.10. No Merger. It is hereby agreed by the parties that the fee title currently vested in the Fee Owner and the Leasehold Estate currently held by the Mortgagor shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in either the Fee Owner (or its successors and assigns), the Mortgagor or a third party, whether by purchase or otherwise. If the Mortgagor acquires such fee title or any other estate, title or interest in such property, or any part thereof, the lien of this Mortgage shall automatically spread and attach to, cover and be a first lien upon such acquired estate, title or interest and the same shall thereupon and thereafter be and become a part of the premises encumbered hereby with the same force and effect as if specifically encumbered herein. The Mortgagor agrees to execute all instruments and documents which the Mortgagee may reasonably require to ratify, confirm and further evidence the Mortgagee's first lien on the acquired estate, title or interest. Furthermore, the Mortgagor hereby appoints the Mortgagee its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of the Mortgagor. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness secured hereby remains unpaid.

          Section 6.11. Taxes. In the event that it is claimed by any governmental agency, authority or subdivision that any tax or governmental charge or imposition is due, unpaid or payable by the Mortgagor or the Mortgagee upon or in connection with the obligations secured hereby or the Ground Lease, the Mortgagor shall promptly either (i) pay such tax, charge or imposition when due and deliver to the Mortgagee satisfactory proof of payment thereof or
(ii) deposit with the Mortgagee the amount of such claimed tax, together with interest and penalties thereon, pending an application for a review of the claim for such tax, and within a reasonable time, deliver to the Mortgagee either (a) evidence satisfactory to the Mortgagee that such claim of taxability has been withdrawn or defeated, in which event any such deposit shall be returned to the Mortgagor or (b) a direction from the Mortgagor to the Mortgagee to pay the same out of the deposit above mentioned, any excess due over the amount of said deposit to be paid by the Mortgagor directly to the taxing authority and any excess of such deposit over such payment by the Mortgagee to be returned to the Mortgagor. If liability for such tax is asserted against the Mortgagee, the Mortgagee will give to the Mortgagor prompt notice of such claim, and the Mortgagor, upon complying with the provisions of this subsection shall have full right and authority to contest such claim of taxability.

                         ARTICLE VII

                        Miscellaneous

          Section 7.01. Reconveyance by Mortgagee. Upon payment in full of the Loan Obligations or a complete defeasance with respect to the Mortgaged Estate which complies with the Loan Agreement (if the Loan Agreement provides for defeasance), the Mortgagee shall release the lien of this Mortgage, or upon the request of the Mortgagor, and at the Mortgagor's expense, assign this Mortgage without recourse to the Mortgagor's designee, or to the Person or Persons legally entitled thereto, by an instrument duly acknowledged in form for recording.

          Section 7.02. Notices. All notices, demands, consents, requests or other communications that are permitted or required to be given by any party to the other hereunder shall be in writing and given in the manner specified in Section 8.06 of the Loan Agreement.

          Section 7.03. Amendments; Waivers; etc. This Mortgage cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the Mortgagor and the Mortgagee.

          Section 7.04.  Successors and Assigns.  This Mortgage
applies to, inures to the benefit of and binds the Mortgagor, the Mortgagee and the Mortgagee and their respective successors and assigns and shall run with the Land.

          Section 7.05. Captions. The captions or headings at the beginning of each Article and Section hereof are for the convenience of the parties hereto and are not a part of this Mortgage.

          Section 7.06. Severability. If any term or provision of this Mortgage or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Loan Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Mortgaged Estate, then any payments made in respect of the Loan Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Mortgage (except to the extent otherwise required by applicable law) be deemed to be made (a) first, in respect of the portion of the Loan Obligations not secured by the lien of this Mortgage, (b) second, in respect of the portion of the Loan Obligations secured by the lien of this Mortgage, but which lien is on less than all of the Mortgaged Estate, and (c) last, to the portion of the Loan Obligations secured by the lien of this Mortgage, and which lien is on all of the Mortgaged Estate.

          Section 7.07. Indemnity; Expenses. Except for actions by the Mortgagor against the Mortgagee where the Mortgagor is the successful party, the Mortgagor will pay or reimburse the Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by the Mortgagee in any suit, action, legal proceeding or dispute of any kind in which the Mortgagee is made a party or appears as party plaintiff or defendant, affecting the Loan Obligations, this Mortgage or the interest created herein, or the Mortgaged Estate, or any appeal thereof, including, but not limited to, activities related to enforcement of the remedies of Mortgagee, activities related to protection of Mortgagee's collateral, any foreclosure action or exercise of the power of sale, any action commenced under
Section 5.03(a)(iii), any condemnation action involving the Mortgaged Estate or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Mortgagor, or any lessee of the Mortgaged Estate (or any part thereof), and any such amounts paid or incurred by the Mortgagee shall be added to the Loan Obligations and shall be secured by this Mortgage. The Mortgagor will indemnify, defend and hold each of the Mortgagee harmless from and against all claims, damages, and expenses, including reasonable attorneys' fees and court costs, resulting from any action by a third party against the Mortgagee relating to this Mortgage or the interest created herein, or the Mortgaged Estate, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of or liability under any Legal Requirements, including applicable Environmental Laws, provided the Mortgagor shall not be required to indemnify the Mortgagee for matters to the extent caused by willful misconduct or fraud by either of them, respectively. The Mortgagor acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes now or hereafter due in connection with the Loan Obligations and the Loan Documents, and the Mortgagor agrees to indemnify and hold the Mortgagee harmless from any intangibles taxes and documentary stamp taxes, and any interest or penalties, which the Mortgagee may hereafter be required to pay in connection with the Loan Obligations or Loan Documents. The agreements of this Section 7.07 shall expressly survive in perpetuity satisfaction of this Mortgage and repayment of the Loan Obligations, any release, reconveyance, discharge or foreclosure of this Mortgage, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by Mortgagee's conveyance of the Mortgaged Estate.

          Section 7.08. Estoppel Certificates. The Mortgagor and the Mortgagee each hereby agree at any time and from time to time upon not less than fifteen (15) days prior written notice from the other party to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Mortgage is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, any Default or Event of Default has occurred, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to the Mortgagee's obligation to deliver the statement pursuant to this Section 7.08, that the Mortgagee shall have received, together with the Mortgagor's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

          Section 7.09.  Applicable Law.  This Mortgage shall be
governed by and construed in accordance with the laws of the State in which the Facility is located.

          Section 7.10. Limitation of Interest. It is the intention of Mortgagor and Mortgagee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any Loan Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under any Loan Document or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to principal by Mortgagee (or if the Loan shall have been paid in full, refunded to Mortgagor); and (ii) in the event that maturity of the Loan is accelerated by reason of an election by Mortgagee resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount of interest allowed by applicable law, and any interest in excess of the maximum amount of interest allowed by applicable law, if any, provided for in the Loan Documents or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to principal (or if the principal portion of the Loan and any other amounts not constituting interest shall have been paid in full, refunded to Mortgagor.)

          In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount allowed by applicable law, Mortgagee shall, to the maximum extent permitted under applicable law (a) exclude voluntary prepayments and the effects thereof, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout the entire term of the Loan; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the maximum amount allowed by applicable law, Mortgagee shall refund to Mortgagor the amount of such excess, and in such event, Mortgagee shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum amount allowed by applicable law.

          Section 7.11. Assignment. The Mortgagee shall have the right to assign this Mortgage and the obligations hereunder to any Person in accordance with the Loan Agreement. The parties hereto acknowledge that following the execution and delivery of this Mortgage, the Mortgagee may sell, transfer and assign this Mortgage and all or any of the other Loan Documents to the trustee or servicer in connection with a Securitization. All references to "Mortgagee" hereunder shall be deemed to include the assigns of the Mortgagee including the trustee or servicer in any Securitization.

          Section 7.12.  Time of the Essence.  Time is of the
essence with respect to each and every covenant, agreement and obligation of the Mortgagor under this Mortgage, the Note and all other Loan Documents.

          SECTION 7.13. WAIVER OF JURY TRIAL. THE MORTGAGOR AND MORTGAGEE HEREBY WAIVE ANY RIGHT THAT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN EITHER WAY RELATED TO THIS MORTGAGE OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF MORTGAGOR AND/OR THE MORTGAGEE WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS MORTGAGE OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS MORTGAGE OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH OF THE MORTGAGOR AND THE MORTGAGEE AGREE THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE MORTGAGOR AND MORTGAGEE IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF THE MORTGAGEE TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE MORTGAGOR AND THE MORTGAGEE SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

          Section 7.14.  Exculpation.  This Mortgage and the
obligations of Mortgagor hereunder are and shall be subject to and limited by the exculpation provisions of Section 8.14 of the Loan
Agreement.

          Section 7.15.  Exhibits.  The information set forth on
the cover, heading and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Mortgage with the same effect as if set forth in the body hereof.

          Section 7.16. Future Advances. This Mortgage is given to secure not only the existing Loan Obligations, but such future advances, whether such advances are obligatory or are made at the option of Mortgagee, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured hereunder may decrease or increase from time to time, but the maximum possible principal indebtedness so secured at any one time shall not exceed one and one-half times the face amount of the Note, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Estate, with interest on such disbursements at the Default Rate of interest under the Note. An Event of Default under the Mortgage shall automatically exist (i) if Mortgagor executes any instrument which purports to have or would have the effect of impairing the priority of or limiting any future advance which might ever be made under this Mortgage, or (ii) if Mortgagor takes, suffers or permits any action or occurrence which would adversely affect the priority of any future advance which might ever be made under this Mortgage.

               [Signatures on following two pages]

     IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the day and year first above written.

Signed, sealed and delivered     Mortgagor
in the presence of:

/s/Marvin J. Levine          MARK NORTHWOOD ASSOCIATES,
Signature                    LIMITED PARTNERSHIP, a Florida
                                 limited partnership

Marvin J. Levine             By: Mark Northwood Realty, Inc., a
Printed Signature                Florida corporation, its general
                                 partner

                                 By: /s/Joshua Kane

/s/Richard A. Bendit                  Joshua Kane
Signature                            Senior Vice President

                             [SEAL]

Richard A. Bendit                Address: 600 Third Avenue
Printed Signature                Kingston, Pennsylvania  18704-1679


     [Signatures continue on the following page]

INTENDING TO BE LEGALLY BOUND HEREBY, the undersigned, MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Fee Owner"), as fee owner of the Mortgaged Property (as defined in the Mortgage) hereby joins in the Mortgage and hereby (a) consents to the creation of the Mortgage, (b) submits and subordinates such fee interest to the lien of the Mortgage, and (c) agrees that a foreclosure under the Mortgage shall divest the Fee Owner of the Fee Owner's fee interest in the Mortgaged Property.

Signed, sealed and delivered
in the presence of:          MARK CENTERS LIMITED PARTNERSHIP,
                             a Delaware limited partnership

/s/Marvin J. Levine          By: Mark Centers Trust, a Maryland
Signature                        real estate investment trust, its
                                 general partner
Marvin J. Levine
Printed Signature

/s/Richard A. Bendit             By: /s/Joshua Kane
Signature                            Joshua Kane
                                     Senior Vice President
Richard A. Bendit
Printed Signature

                             [SEAL]

                             Address:   600 Third Avenue
                                        Kingston, Pennsylvania
                                                    18704-1679

STATE OF NEW YORK       )
                        ) SS:
COUNTY OF NEW YORK      )

                        I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Joshua Kane the Senior Vice President of MARK NORTHWOOD REALTY, INC., a Florida corporation as the general partner of MARK NORTHWOOD ASSOCIATES, LIMITED PARTNERSHIP, a Florida limited partnership, freely and voluntarily under authority duly vested in him/her by said corporation on behalf of said limited partnership. He/She is personally known to me or who has produced driver's license as identification.

                        WITNESS my hand and official seal in the County and State last aforesaid this 4th day of March, 1997.



                                      /s/Grace M. Selkow
                                      Grace M. Selkow
                                     Notary Public


                                     Grace M. Selkow
                                     Typed, printed or stamped
                                      name of Notary Public

My Commission Expires:  5/31/98

STATE OF NEW YORK       )
                        ) SS:
COUNTY OF NEW YORK      )

                        I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Joshua Kane the Senior Vice President of MARK CENTERS TRUST, a Maryland real estate trust, as the general partner of MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership, freely and voluntarily under authority duly vested in him/her by said corporation on behalf of said limited partnership. He/She is personally known to me or who has produced driver's license as identification.

                        WITNESS my hand and official seal in the County and State last aforesaid this 4th day of March, 1997.

                                      /s/Grace M. Selkow
                                     Grace M. Selkow
                                     Notary Public


                                     Grace M. Selkow
                                     Typed, printed or stamped
                                      name of Notary Public

My Commission Expires:  5/31/98

                       Exhibit A

                 DESCRIPTION OF LAND

            SCHEDULE A - LEGAL DESCRIPTION


Parcel No. 1:

Commence at the Southeast corner of the Southwest Quarter of
Section 24, Township 1 North, Range 1 West, Leon County, Florida, and run North 02 degrees 40 minutes West 40.04 feet to a point on the North right-of-way boundary of Tharpe Street as shown on the plat of Parkview Estates Unit No.1 as recorded in Plat Book 3, page 10 of the Public Records of Leon County, Florida, thence South 89 degrees 54 minutes West 647.08 feet to an iron pin, thence North 00 degrees 06 minutes West 0.62 feet to an iron pin, thence North 89 degrees 54 minutes East 2.0 feet to an iron pin, thence North 00 degrees 00 minutes 22 seconds East 29.38 feet to an iron pin for the Point of Beginning. From said point of beginning continue North 00 degrees 00 minutes 22 seconds East 444.38 feet to a point in a concrete power pole, thence South 89 degrees 58 minutes 26 West 352.75 feet to a concrete monument, thence North 02 degrees 35 minutes 36 seconds West 408.39 feet to a concrete monument, thence North 70 degrees 39 minutes 36 seconds East 639.44 feet to a nail and cap, thence North 46 degrees 49 minutes 36 seconds East 162.60 feet to a concrete monument lying on a curve concave to the Southwesterly on the Southwesterly right of way boundary of North Monroe Street (State Road No. 63), thence from a tangent bearing of South 45 degrees 12 minutes 49 seconds East run Southeasterly along said right of way curve with a radius of 5708.21 feet, through a central angle of 03 degrees 32 minutes 27 seconds, for an arc distance of 352.77 feet to a concrete monument marking the Southeast corner of property described in Official Records Book 363, pages 276 and 277 of the Public Records of Leon County, Florida, thence North 89 degrees 31 minutes 25 seconds West along the South boundary of said property 107.15 feet to a concrete monument on the Northwesterly boundary of Lot 6, Block "F" of said Parkview Estates Unit No. 1, thence South 49 degrees 08 minutes 11 seconds West along the Northwesterly boundary of said Lot 6 and a projection thereof a distance of 171.52 feet to a concrete monument, thence South 40 degrees 51 minutes 49 seconds East 559.57 feet to an iron pin, thence South 56 degrees 50 minutes 42 seconds West 10.08 feet to a concrete monument, thence South 41 degrees 08 minutes 37 seconds East 51.05 feet to a concrete monument on the Northwesterly right of way boundary of Martin Luther King, Jr. Boulevard (formerly Boulevard Street)(80 feet right of way), thence South 56 degrees 50 minutes 42 seconds West along said right of way boundary 79.88 feet to a concrete monument lying on a curve concave to the Southeasterly, thence from a tangent bearing of South 56 degrees 36 minutes 58 seconds West run Southwesterly along said right of way curve with a radius of 340.00 feet, through a central angle of 56 degrees 16 minutes 32 seconds, for an arc distance of
333.94 feet to a concrete monument, thence South 00 degrees 02 minutes 00 seconds East (bearing base) along said right of way boundary of said Tharpe Street as described in Official Records Book 333, pages 238-240 of the Public Records of Leon County, Florida, thence South 89 degrees 54 minutes 00 seconds West along said North right of way boundary 606.52 feet to the Point of Beginning.

Less and Except right of way described in Official Records Book
264, page 477 of the Public Records of Leon County, Florida.

Also Less and Excepting that part thereof described in Official
Records Book 1644, page 1613 of the Public Records of Leon County,
Florida.

Also Less and Excepting that part thereof described in Official
Records Book 1344, page 737 of the Public Records of Leon County,
Florida.

Parcel No. 2:

Commence at the Southeast corner of the Southwest Quarter of the Southwest Quarter of the Southeast Quarter of Section 24, Township 1 North, Range 1 West, Leon County, Florida, and run North 00 degrees 41 minutes West 40.0 feet, thence South 89 degrees 54 minutes West 621.48 feet to a point on the South boundary of Parkview Estates Unit No. 1 as recorded in Plat Book 3, page 10 of the Public Records of Leon County, Florida, thence North 00 degrees 06 minutes West 3.29 feet to the intersection of the North right of way boundary of Tharpe Street with the East right of way boundary of old right of way of Boulevard Street, said Intersection being
36.7 feet West of the West boundary of Lot 17, Block "C" of said Parkview Estates Unit No. 1, thence North 00 degrees 02 minutes 00 seconds West (bearing base) (along the Easterly right of way boundary of Boulevard Street) 24.00 feet to the existing North right of way boundary of Tharpe Street as described in Official Book 351, pages 16 and 17 of the Public Records of Leon County, Florida, thence continue North 00 degrees 02 minutes 00 seconds West along the East right of way boundary of Martin Luther King, Jr., Boulevard (formerly Boulevard Street) (80 foot right of way) a distance of 175.00 feet to a concrete monument marking the Northwest corner of property deeded to Standard Oil Company and recorded in Official Records Book 356, pages 287 and 288 of the Public Records of Leon County, Florida, for the Point of Beginning. From said Point of Beginning continue thence North 00 degrees 02 minutes 00 seconds West along said East right of way boundary 50.93 feet to a concrete monument, thence South 89 degrees 58 minutes 14 seconds East 350.16 feet to a concrete monument (formerly a 1/2" rebar), thence North 00 degrees 03 minutes 27 seconds East 200.00 feet to a concrete monument, thence North 89 degrees 58 minutes 14 seconds West 350.48 feet to a concrete monument on the Easterly right of way boundary of said Martin Luther King, Jr., Boulevard (formerly Boulevard Street) (80 foot right of way), said point lying on a curve concave to the Easterly, thence from a tangent bearing of North 00 degrees 18 minutes 57 seconds East run Northerly along said right of way curve with a radius of 260.00 feet, through a central angle of 11 degrees 11 minutes 46 seconds, for an arc distance of 50.81 feet to a nail and cap set in an iron pipe marking the Southwest corner of property described in Official Records Book 506, page 748 and 750 of the Public Records of Leon County, Florida, thence South 89 degrees 53 minutes 38 seconds East along the South boundary of said property 345.31 feet to a concrete monument marking the Southeast corner of said property, thence North 00 degrees 02 minutes 00 seconds West along the East boundary of said property 87.08 feet to a concrete monument on the Southwesterly boundary of a 30 foot driveway adjacent to the Block "E" of said Parkview Estates Unit No. 1, thence South 39 degrees 21 minutes 30 seconds East along the Southwesterly boundary of said drive 161.37 feet to a concrete monument, thence North 56 degrees 22 minutes 21 seconds East along the Southeasterly boundary of a 15 foot drive adjacent to said Block "E" a distance of 157.63 feet to an iron pin lying on a curve concave to the Southwesterly on the Southwesterly right of way boundary of North Monroe Street (State

Road No. 63), thence from a tangent bearing of South 31 degrees 35 minutes 18 seconds East run Southeasterly along said right of way curve with a radius of 5708.21 feet, through a central angle of 00 degrees 03 minutes 01 seconds, for an arc distance of 5.00 feet to an iron pin on the Southeasterly boundary of said Parkview Estates Unit No. 1, thence South 56 degrees 22 minutes 21 seconds West along said Southeasterly boundary 166.93 feet to a concrete monument, thence South 00 degrees 08 minutes 21 seconds West along the Easterly boundary of said Parkview Estates Unit No. 1 a distance of 432.24 feet to a concrete monument of the Northerly right of way boundary of Tharpe Street as described in Official Records Book 351, pages 16 and 17, thence North 89 degrees 07 minutes 11 seconds West along said Northerly right of way boundary
271.42 feet to a concrete monument marking the Southeast corner of said property deeded to Standard Oil Company, thence North 00 degrees 02 minutes 00 seconds West along the East boundary of said property 175.00 feet to a concrete monument, thence South 89 degrees 48 minutes 40 seconds West along the North boundary of said property 175.00 feet to the Point of Beginning.

LESS AND EXCEPT that portion of the above described property set forth in that Special Warranty Deed recorded in Official Records
Book 1784, Page 2368.


Parcel No. 3:

Begin at the Westerly corner of Lot 6, Block "F" of Parkview Estates Unit No. 1 as per plat recorded in Plat Book 3, page 10 of the Public Records of Leon County, Florida, thence South 50 degrees 50 minutes 46 seconds West 50.00 feet to the most Westerly corner of that parcel of property described in Official Records Book 359, pages 288-289 of the Public Records of Leon County, Florida , thence South 39 degrees 10 minutes 54 seconds East along the Southwesterly boundary of said parcel 252.62 feet to the Westerly right of way boundary of the proposed Martin Luther King Boulevard Extension (100 foot right of way), said point also being a point on a curve concave to the Southeasterly with a radius of 425.00 feet, thence Northeasterly along said curve an arc distance of 240.63 feet, through a central angle of 32 degrees 26 minutes 25 seconds (the chord of said arc bears North 24 degrees 26 minutes 27 seconds East with a length of 237.43 feet) to a point of reverse curve concave to the West having a radius of 30.00 feet, thence Northerly along said curve an arc distance of 41.99 feet, through a central angle of 80 degrees 11 minutes 13 seconds (the chord of said arc bears North 00 degrees 34 minutes 03 seconds East with a length of
38.64 feet) to a point on a curve concave to the Southwesterly with a radius of 5693.21 feet, said point also being on the proposed South boundary of State Road No. 63 (U.S. 27, North Monroe Street), thence Northwesterly along said curve an arc distance of 59.94 feet, through a central angle of 00 degrees 36 minutes 12 seconds (the chord os said curve bears North 39 degrees 49 minutes 40 seconds West with a length of 59.94 feet) to a point on the Southerly boundary of that parcel of property recorded in Official Records Book 363, page 276 of said Public Records, thence North 87 degrees 51 minutes 08 seconds West along said Southerly boundary
86.94 feet to the Northwesterly boundary of said Lot 6, thence South 50 degrees 50 minutes 46 seconds West along Said Northerly boundary 121.52 feet to the Point of Beginning.

The above parcel is also described as:

Begin at a concrete monument #1254 marking the most Westerly corner of that parcel of land described in Official Records Book 1210, page 1457 of the Public Records of Leon County , Florida, and run thence North 49 degrees 08 minutes 11 seconds East along the Northerly boundary of Lot 6 and the projection thereof Block "F" of Parkview Estates Unit No. 1, a subdivision as per map or plat thereof recorded in Plat Book 3, page 10 of the Public Records of Leon County, Florida, a distance of 171.52 feet to a concrete monument, thence South 89 degrees 31 minutes 25 seconds East 86.90 feet to a City of Tallahassee iron pin on the proposed Southwesterly right of way boundary of State Road No. 63 (North Monroe Street - U.S. Highway No. 27), said iron pin lying on a curve concave to the Southwesterly, thence Southeasterly along said proposed right of way boundary and said curve with a radius of 5693.21 feet, through a central angle of 00 degrees 36 minutes 13 seconds, for an arc distance of 59.97 feet (the chord of said arc being South 41 degrees 47 minutes 57 seconds East 59.97 feet) to a City of Tallahassee iron pin marking a point of compound curve on the Northwesterly right of way boundary of the proposed relocation of Martin Luther King Boulevard, thence Southerly and Southwesterly along said right of way boundary and said curve with a radius of
30.00 feet, through a central angle of 80 degrees 11 minutes 17 seconds, for an arc distance of 41.99 feet (the chord of said arc being South 01 degree 06 minutes 45 seconds East 38.64 feet) to a City of Tallahassee iron pin marking a point of reverse curve, thence Southwesterly along said right of way boundary and said curve with a radius of 425.00 feet, through a central angle of 32 degrees 26 minutes 33 seconds, for an arc distance of 240.65 feet to a City of Tallahassee iron pin, thence North 40 degrees 51 minutes 49 seconds West along the Southwesterly boundary of property described in Official Records Book 1210, page 1457 of said Public Records of Leon County, Florida, a distance of 252.50 feet to the Point of Beginning.

Less and Excepting the following parcel:

Commence at the Westerly corner of Lot 6, Block "F" of Parkview Estates Unit No. 1 as per plat recorded in Plat Book 3, page 10 of the Public Records of Leon County, Florida, thence South 50 degrees 50 minutes 46 seconds West 50.00 feet to the most Northwesterly corner, also the most Westerly corner of that parcel of property described in Official Records Book 359, pages 288-289 of said Public Records, thence leaving said Northwesterly corner South 39 degrees 10 minutes 54 seconds East along the Southwesterly boundary of said parcel 252.62 feet to the Point of Beginning; said point also being on the Westerly right of way boundary of the proposed Martin Luther King Boulevard Extension (100 foot right of way). From said Point of Beginning continue South 39 degrees 10 minutes 54 seconds East along the Southwesterly boundary of said parcel
306.95 feet, thence South 58 degrees 45 minutes 18 seconds West
10.08 feet; thence South 39 degrees 10 minutes 56 seconds East
51.05 feet to a point on the Northwesterly right of way boundary of the existing Martin Luther King Boulevard, thence along the Northwesterly right of way boundary of the existing Martin Luther King Boulevard, South 58 degrees 44 minutes 27 seconds West 80.82 feet to the beginning of a curve concave to the Southeasterly with a radius of 340.00 feet, thence Southwesterly 334.22 feet along said curve, through a central angle of 56 degrees 10 minutes 18 seconds (the chord of said arc bears South 29 degrees 50 minutes 45 seconds West with a length of 320.92 feet), thence leaving said Northwesterly right of way boundary North 88 degrees 18 minutes 54 seconds 9.72 feet to a point on the Westerly right of way boundary of said proposed right of way boundary, thence North 01 degree 43 minutes 18 seconds East along said proposed right of way boundary
554.91 feet to a point on a curve concave to the Southeasterly with a radius of 425.00 feet, thence Northeasterly 48.21 feet along said curve, through a central angle of 06 degrees 29 minutes 56 seconds (the chord of said arc being North 04 degrees 48 minutes 17 seconds East with a length of 48.18 feet) to the Point of Beginning.

The above parcel is also described as follows:

Commence at a concrete monument #1254 marking the most Westerly corner of that parcel of property described in Official Records Book 1210, page 1457 of the Public Records of Leon County, Florida, and run thence South 40 degrees 51 minutes 49 seconds East 252.50 feet to a City of Tallahassee iron pin for the Point of Beginning. From said Point of Beginning continue South 40 degrees 51 minutes 49 seconds East 307.07 feet to an iron pin with a cap, thence South 56 degrees 50 minutes 42 seconds West 10.08 feet to a concrete monument, thence South 41 degrees 08 minutes 37 seconds East 51.05 feet to a concrete monument on the Northwesterly right of way boundary of the existing 80 foot right of way boundary of Martin Luther King Boulevard, thence South 56 degrees 50 minutes 42 seconds West along said Northwesterly right of way boundary 79.88 feet to a concrete monument on a curve concave to the Southeasterly, thence Southwesterly along said right of way boundary and said curve with a radius of 340.00 feet, through a central angle of 56 degrees 16 minutes 32 seconds, for an arc distance of 333.94 feet (the chord of said arc being South 28 degrees, 28 minutes 42 seconds West 320.68 feet) to a concrete monument, thence South 82 degrees 13 minutes 06 seconds West 9.58 to a City of Tallahassee iron pin on the Westerly right of way boundary of a proposed 80 foot right of way of a proposed relocated Martin Luther King Boulevard, thence North 00 degree 02 minutes 50 seconds East along said Westerly right of way boundary 554.92 feet to a City of Tallahassee iron pin with a cap and a point of curve to the right, thence Northeasterly along said right of way boundary and said curve with a radius of 425.00 feet, through a central angle of 06 degrees 30 minutes 10 seconds, for an arc distance of
48.23 feet (the chord of said arc being North 03 degrees 17 minutes 16 seconds East 48.21 feet) to the Point of Beginning.

Parcel No. 4:

A tract of land located in Section 24, Township 1 North, Range 1
West, Leon County, Florida, more particularly described as follows:

Commence at the Northwest corner of Lot 16, Block "L" of the Parkside Unit No. 4, a subdivision recorded in Plat Book 3, page 126 of the Public Records of Leon County, Florida, and run South 35 degrees 21 minutes 20 seconds East 452.39 feet, thence run North 40 degrees 14 minutes 40 seconds East 260.69 feet to a concrete monument on the Northeasterly right of way of Boone Boulevard, thence run along said right of way Southeasterly along a curve concave to the Southwest with a radius of 1728.26 feet, through a central angle of 06 degrees 24 minutes 20 seconds, for an arc distance of 193.22 feet (the chord bears South 37 degrees 54 minutes 10 seconds East 193.12 feet), thence continue along said right of way South 34 degrees 42 minutes 00 seconds East 630.19 feet, thence Southeasterly along a curve concave to the Northeasterly with a radius of 108.60 feet, through a central angle of 44 degrees 32 minutes 00 seconds, for an arc distance of 84.41 feet (the chord bearing South 56 degrees 58 minutes 00 seconds East
82.30 feet), thence South 79 degrees 14 minutes 00 seconds East
157.14 feet, thence leaving said right of way run North 09 degrees 55 minutes 40 seconds East 50.00 feet, thence run North 70 degrees 02 minutes 45 seconds East 49.25 feet to the Point of Beginning. From said Point of Beginning continue North 70 degrees 02 minutes 45 seconds East 566.30 feet, thence run North 47 degrees 08 minutes 37 seconds West 170.79 feet, thence run South 39 degrees 03 minutes 46 seconds West 202.18 feet, thence run North 49 degrees 42 minutes 20 seconds West 632.12 feet to the Southeasterly right of way of Universal Drive, thence run along said right of way Southwesterly along a curve concave to the Northwest with a radius of 530.96 feet, through a central angle of 15 degrees 00 minutes 20 seconds, for an arc distance of 139.06 feet (the chord bears South 47 degrees 47 minutes 50 seconds West 138.66 feet), thence continue along said right of way South 55 degrees 18 minutes 00 seconds West
15.60 feet, thence leaving said right of way run South 34 degrees 42 minutes 00 seconds East along the Northeasterly boundary of the property recorded in Official Records Book 1344, pages 737-740 of the Public Records of Leon County, Florida, for 558.56 feet to the Point of Beginning.

                      Exhibit B

Lease Agreement dated as of March 1, 1997 between Mark Centers
Limited Partnership (the "Fee Owner") and Mark Northwood
Associates, Limited Partnership, a memorandum of which was recorded immediately prior to the recordation of this Mortgage.

                          EXHIBIT C


                    Attach copy of Note